UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22686

Blackstone / GSO Strategic Credit Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2019

Item 1.	Report to Stockholders.

Blackstone

Blackstone / GSO
Senior Floating Rate Term Fund
(NYSE: BSL)

Blackstone / GSO
Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone / GSO
Strategic Credit Fund
(NYSE: BGB)

Semi-Annual Report
June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on each Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who invest directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-800-522-6645 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-522-6645 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your common shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	10
Statements of Assets and Liabilities	48
Statements of Operations	49
Statements of Changes in Net Assets	50
Statements of Cash Flows	51
Financial Highlights	52
Notes to Financial Statements	58
Summary of Dividend Reinvestment Plan	71
Additional Information	72
Privacy Procedures	74
Approval of Investment Advisory Agreement	81
Trustees & Officers	85

Blackstone / GSO Funds	Manager Commentary

June 30, 2019 (Unaudited)

To Our Shareholders:

Central banks completed the transition from tightening to easing in the second quarter of 2019. The prospects of coordinated easing across major economies likely propelled risk assets to new highs in the first half of 2019, turning the relationship between markets and the Federal Reserve (the “Fed”) on its head – risk assets are supposed to rally after the Fed cuts, not before. Historically, equity returns have been flat in the six months prior to a Fed cut, but year-to-date through June, the stock market was up over 20%. Markets have a poor history of predicting the magnitude and timing of Fed actions, and we believe current conditions do not warrant as aggressive a rate path as markets are currently pricing in. Notably, the U.S. doesn’t have a growth problem, and inflation may not be as weak as investors believe. Meanwhile, investors have jumped headfirst into longer duration bonds in hopes of lower rates for longer periods. They appear to be ignoring the issues bubbling under the surface that we believe make risk assets unlikely to make much progress and credit spreads likely to widen from here. Policy may disappoint, corporate profits are slowing, and trade tensions may intensify. The mismatch between investor expectations and reality may be a source of volatility for the remainder of 2019. The end of the economic cycle is not expected soon, and pullbacks may create buying opportunities in the market.

Following a volatile end to 2018, the U.S. corporate credit markets rallied in the first half of 2019. The snapback in the second quarter of 2019 slowed for loans as rate cut expectations seemed to work against the otherwise bullish sentiment in the credit markets. Loans returned 1.68% in the second quarter of 2019, bringing year-to-date performance to 5.74% as of June 30, 2019. This represents the best first half-year performance in ten years, as lower levels of new issue loan supply offset the headwind of continued outflows from mutual funds and exchange-traded funds (“ETFs”). The Bloomberg Barclays U.S. Corporate High Yield Index returned 9.9% year-to-date as of June 30, 2019 as the light tone from the Fed and the European Central Bank, coupled with de-escalation of the U.S./China trade conflict, probably propelled relatively strong performance over the quarter. May represented the only negative returning month for high yield bonds in 2019, with a return of -1.2%, largely due to the broader risk-off sentiment as retail investors exited the asset class driving $6 billion of outflows. This sentiment quickly reversed in June following accommodative statements by Fed Chairman Powell, which seemed to drive high yield fund inflows totaling $3.7 billion and a monthly return of 2.3%, the second highest returning month in 2019.

Total Returns through June 30, 2019

US Loans (S&P/LSTA Leveraged Loan Index)	5.74%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	9.94%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellwethers: 3 Month)	1.25%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellwethers: 10 Year)	7.44%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	6.11%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	9.85%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	9.39%
US Large Cap Equities (S&P 500® Index)	18.54%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Higher quality loans outperformed the lower quality segment of the market during the first half of 2019, with BB and B rated loans returning 6.0% and 5.2%, respectively, compared to CCC rated loans, which returned just 2.8%. In contrast, high yield bond returns during the first half of 2019 were relatively consistent across credit quality. BB rated high yield bonds returned 10.3%, B rated bonds returned 9.8%, and CCC rated bonds returned 10.0% year-to-date as of June 30, 2019.

Loan new issue supply has remained subdued year-to-date as bond-for-loan refinancings increased while loan repricings decreased. Total gross loan issuance in the first half of 2019 totaled $158 billion, a 69% decrease compared to the first half of 2018, which recorded gross issuance of over $500 billion (of which 67% was repricing and refinancing). Loan issuance net of refinancing and repricing activity has also slowed year-to-date with net loan issuance totaling just $103 billion for the first half, a 38% decrease year-over-year. In comparison, gross high yield bond issuance continued at an accelerated pace in the second quarter of 2019, totaling $71 billion and bringing year-to-date issuance to $141 billion as of June 30. Net high yield bond issuance, excluding refinancing, was also up year-over-year, totaling $47 billion, representing a 3% increase compared to the first half of 2018. Strong high yield bond issuance is expected to continue into the third quarter of 2019 with $20 billion of gross issuance in the current pipeline.

Loan mutual funds and ETFs have experienced a record 33 straight weeks of net outflows through June 30, 2019 as demand for loans from retail investors continues to be heavily predicated on expected movements in interest rates. From mid-July 2018 to October 2018, the asset class was flooded with almost $45 billion of net inflows into loan retail funds as interest rate increases were anticipated. However, as rate expectations shifted lower in October 2018, over 80% of the $45 billion has since exited the asset class. We expect outflows to continue at a moderate pace given the current rate outlook. Although high yield retail funds experienced a net monthly outflow during May 2019, year-to-date net flows remain positive at $12.2 billion as of June 30, 2019. This has helped to fuel the recent high yield issuance surge as retail investors adjust their rate expectations and shift into fixed rate, longer duration assets.

2	www.blackstone-gso.com

Blackstone / GSO Funds	Manager Commentary

June 30, 2019 (Unaudited)

U.S. Collateralized Loan Obligation (“CLO”) issuance lagged slightly year-over-year with $65 billion issued through June 30, 2019 compared to $67 billion over the same period last year. JP Morgan estimates that U.S. CLO issuance will total $115-$125 billion by year-end, which would represent a decline of approximately 8-12% year-over-year.

As of June 30, 2019, both loan and high yield bond default rates had decreased compared to year-end 2018 levels. Per JP Morgan, the par-weighted loan default rate for the last-twelve-month (“LTM”) period ending June 30, 2019 was 1.30%, which was down 42 basis points since the end of 2018 and down 69 basis points year-over-year. The par-weighted LTM high yield bond default rate per JP Morgan was 1.46% at June 30, 2019, down 37 basis points year-to-date and down 52 basis points year-over-year. JP Morgan continues to expect 2019 year-end default rates of just 1.5% and 2020 default rates of 2.0% for loans and high yield bonds, both of which are below the 20-year average. Lower default rate expectations are supported by robust interest coverage, expected continuance of U.S. GDP growth, and limited near-term U.S. loan and high yield bond maturities.

We continue to believe that floating rate senior loans offer a compelling risk-reward opportunity, especially given the low correlation of loans with other fixed income investments, as well as such loans’ senior secured nature.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

Semi-Annual Report | June 30, 2019	3

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

June 30, 2019 (Unaudited)

Blackstone / GSO Senior Floating Rate Term Fund

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2022.

Portfolio Management Commentary

Fund Performance

BSL outperformed its key benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis for the periods of three years, five years, and the life of the Fund since inception and underperformed its benchmark for the six month and one year periods. On a market share per price basis, the Fund outperformed its benchmark for the periods of six months, three years, five years, and since inception and underperformed its benchmark for the one year period. The shares of the Fund traded at an average discount to NAV of 1.3% for the six months ended June 30, 2019, compared to its peer group average discount of 7.9% over the same time.1

NAV Performance Factors

The Fund’s underperformance relative to its benchmark in the first half of 2019 was partially attributable to an underweight allocation to larger tranche loans, which rallied in January after underperforming in late 4Q 2018 due to heavy selling by loan mutual funds to meet historic redemptions. During the first half of 2019, loans in the benchmark with tranches of $1.0 billion or greater (approximately 28% of the Fund and 58% of the benchmark) returned +6.3% compared to a return of +4.9% for loans below $1.0 billion (approximately 68% of the Fund and 42% of the benchmark). Credit selection within single-B rated loans, which represented approximately 79% of the Fund during the period, also negatively impacted performance, as single-B loans held by the Fund returned approximately +5.1% compared to approximately +5.7% for single-B loans in the benchmark. By issuer, the largest positive contributors to performance relative to the benchmark were Beacon Health, GFL Environmental, and US LBM, while Sheridan Production Partners, MCS, and Southern Graphics were the most significant detractors.

Portfolio Activity and Positioning

Over the first six months of 2019, the Fund focused on taking advantage of new issuance while net reducing its allocation to certain higher beta/stressed loans. On a sector basis, the Fund reduced its allocation to basic materials and energy while increasing exposure to information technology.2 The Fund continues to seek to opportunistically take advantage of strong technicals to pare higher risk names where the portfolio managers believe inadequate levels of compensation are being offered relative to the credit risk.

As of June 30, 2019, the Fund held 83.6% of its Managed Assets in Senior Loans, 12.1% in second lien loans, and 2.9% in high yield bonds. BSL’s investments represented the obligations of 267 companies, with an average position size representing 0.32% of Managed Assets of the Fund. Electronics/electric, healthcare, and business equipment & services represented the Fund’s top sector weightings.3

[1]	Average discount and peer group per Morningstar.

[2]	Industries per Bloomberg classifications.

[3]	Industries per S&P classifications.

4	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

June 30, 2019 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Average All-In Rate	7.02%
Current Dividend Yield^	7.89%
Effective Duration^^	0.22 yr
Average Position*	0.32%
Leverage*	33.19%

^	Using current dividend rate of $0.111/share and market price/share as of 6/30/2019.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*

Quest Software US Holdings, Inc.	1.6%
EG Group, Ltd.	1.3%
TKC Holdings, Inc.	1.2%
Advantage Sales & Marketing, Inc.	1.2%
LBM Borrower LLC	1.1%
GI Revelation Acquisition LLC	1.1%
Ivanti Software, Inc.	1.1%
KUEHG Corp	1.0%
PT Intermediate Holdings	1.0%
Netsmart Technologies, Inc.	1.0%
Top 10 Issuer	11.5%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Electronics/Electric	19.5%
Healthcare	16.3%
Business Equipment & Services	15.4%
Building & Development	6.0%
Industrial Equipment	3.3%
Top 5 Industries	60.5%

*	As a percentage of Managed Assets.

^	S&P Industry Classification Schema.

BSL Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	5.00%**	3.70%	7.83%	4.67%	5.70%
Market Price*	13.83%	2.30%	9.90%	6.18%	5.26%
S&P LLI	5.74%	3.97%	5.24%	3.68%	4.79%

†	Annualized.

*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2019 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2019	5

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

June 30, 2019 (Unaudited)

Blackstone / GSO Long-Short Credit Income Fund

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first- and second-lien secured loans (“Secured Loans”) but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

BGX outperformed a composite weighting of the S&P LLI and the Barclays U.S. High Yield Index (“Barclays HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of three years, five years, and the life of the Fund since inception and underperformed its benchmark for the six month and one year periods. On a market share per price basis, the Fund outperformed its benchmark for the periods of six months, one year, three years, five years, and since inception. The shares of the Fund traded at an average discount to NAV of 4.5% for the six months ended June 30, 2019, compared to its peer group average discount of 9.8% over the same time.1

NAV Performance Factors

The Fund’s underperformance relative to its benchmark in the first half of 2019 was partially attributable to an underweight allocation to larger tranche loans, which rallied in January after underperforming in late 4Q 2018 due to heavy selling by loan mutual funds to meet historic redemptions. During the first half of 2019, loans in the benchmark with tranches of $1.0 billion or greater (approximately 24% of the Fund and 41% of the benchmark) returned +6.3% compared to a return of +4.9% for loans below $1.0 billion (approximately 62% of the Fund and 29% of the benchmark). Credit selection within single-B rated loans, which represented approximately 69% of the Fund during the period, also negatively impacted performance, as single-B loans held by the Fund returned approximately +5.1% compared to approximately +5.7% for single-B loans in the benchmark. The Fund’s underweight allocation to high yield, and particularly longer duration high yield, also negatively impacted performance. By issuer, the largest positive contributors to performance relative to the benchmark were York Risk Services, Beacon Health, and Calumet Specialty Products Partners, while Pier 1, Southern Graphics, and MCS were the most significant detractors.

Portfolio Activity and Positioning

Over the first six months of 2019, the Fund focused on taking advantage of new issuance while net reducing its allocation to certain higher beta/stressed loans. On a sector basis, the Fund reduced its allocation to basic materials and consumer discretionary while increasing exposure to information technology and industrials.2 The Fund continues to seek to opportunistically take advantage of strong technicals to pare higher risk names where the portfolio managers believe inadequate levels of compensation are being offered relative to the credit risk.

As of June 30, 2019, the Fund held 86.5% of its Managed Assets in Secured Loans and 12.1% in high yield bonds. BGX’s investments represented the obligations of 283 companies, with an average position size representing 0.30% of Managed Assets of the Fund. Electronics/electric, healthcare, and business equipment & services represented the Fund’s top sector weightings.3

[1]	Average discount and peer group per Morningstar.

[2]	Industries per Bloomberg classifications.

[3]	Industries per S&P classifications.

6	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

June 30, 2019 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Average All-In Rate	7.28%
Current Dividend Yield^	9.33%
Effective Duration^^	0.48 yr
Average Position*	0.30%
Leverage*	39.14%

^	Using current dividend rate of $0.122/share and market price/share as of 6/30/2019.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*

Quest Software US Holdings, Inc.	1.6%
Ivanti Software, Inc.	1.5%
Advantage Sales & Marketing, Inc.	1.2%
Avantor, Inc.	1.1%
Allied Universal Holdco LLC	1.1%
KUEHG Corp	1.1%
York Risk Services Holding Corp.	1.1%
Asurion LLC	1.0%
Carestream Health, Inc.	1.0%
GI Revelation Acquisition LLC	1.0%
Top 10 Issuer	11.7%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Electronics/Electric	17.6%
Healthcare	16.1%
Business Equipment & Services	14.5%
Building & Development	6.6%
Telecommunications	3.6%
Top 5 Industries	58.4%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

BGX Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	6.22%**	3.88%	8.90%	5.28%	5.99%
Market Price*	18.56%	6.27%	12.68%	6.39%	5.18%
70% S&P LLI / 30% Barclays HYI	6.99%	5.02%	5.93%	4.08%	4.94%

†	Annualized.
*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2019 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2019	7

Blackstone / GSO Strategic Credit Fund	Fund Summary

June 30, 2019 (Unaudited)

Blackstone / GSO Strategic Credit Fund

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprising corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of three years, five years, and the life of the Fund since inception and underperformed its benchmark for the six month and one year periods. On a market share per price basis, the Fund outperformed its benchmark for the periods of six months, three years, and five years and underperformed its benchmark for the periods of one year and since inception. The shares of the Fund traded at an average discount to NAV of 8.1% for the six months ended June 30, 2019, compared to its peer group average discount of 9.4% over the same time.1

NAV Performance Factors

The Fund’s underperformance relative to its benchmark in the first half of 2019 was partially attributable to an underweight allocation to larger tranche loans, which rallied in January after underperforming in late 4Q 2018 due to heavy selling by loan mutual funds to meet historic redemptions. During the first half of 2019, loans in the benchmark with tranches of $1.0 billion or greater (approximately 24% of the Fund and 44% of the benchmark) returned +6.3% compared to a return of +4.9% for loans below $1.0 billion (approximately 62% of the Fund and 31% of the benchmark). Credit selection within single-B rated loans, which represented approximately 69% of the Fund during the period, also negatively impacted performance, as single-B loans held by the Fund returned approximately +5.1% compared to approximately +5.7% for single-B loans in the benchmark. The Fund’s underweight allocation to high yield, and particularly longer duration high yield, also negatively impacted performance. By issuer, the largest positive contributors to performance relative to the benchmark were York Risk Services, Calumet Specialty Products Partners, and Beacon Health, while Mood Media, Southern Graphics, and PrimeSource were the most significant detractors.

Portfolio Activity and Positioning

Over the first six months of 2019, the Fund focused on taking advantage of new issuance while net reducing its allocation to certain higher beta/stressed loans. On a sector basis, the Fund reduced its allocation to basic materials and consumer discretionary while increasing exposure to information technology.2 The Fund continues to seek to opportunistically take advantage of strong technicals to pare higher risk names where the portfolio managers believe inadequate levels of compensation are being offered relative to the credit risk.

As of June 30, 2019, the Fund held 86.3% of its Managed Assets in Senior Secured Loans and 13.0% in high yield bonds. BGB’s investments represented the obligations of 291 companies, with an average position size representing 0.29% of Managed Assets of the Fund. Electronics/electric, business equipment & services, and healthcare represented the Fund’s top sector weightings.3

[1]	Average discount and peer group per Morningstar.
[2]	Industries per Bloomberg classifications.
[3]	Industries per S&P classifications.

8	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary

June 30, 2019 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Average All-In Rate	7.36%
Current Dividend Yield^	9.33%
Effective Duration^^	0.49 yr
Average Position*	0.29%
Leverage*	37.23%

^	Using current dividend rate of $0.114/share and market price/share as of 6/30/2019.

^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*

Quest Software US Holdings, Inc.	1.6%
Advantage Sales & Marketing, Inc.	1.3%
Allied Universal Holdco LLC	1.2%
Priso Acquisition Corp	1.1%
Ivanti Software, Inc.	1.1%
GI Revelation Acquisition LLC	1.0%
KUEHG Corp	1.0%
York Risk Services Holding Corp.	1.0%
Carestream Health, Inc.	0.9%
American Bath Group LLC	0.9%
Top 10 Issuer	11.1%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Electronics/Electric	19.0%
Business Equipment & Services	15.1%
Healthcare	14.8%
Building & Development	7.4%
Oil & Gas	4.1%
Top 5 Industries	60.4%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

BGB Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	5.75%**	2.79%	8.10%	4.64%	5.41%
Market Price*	13.10%	2.90%	10.06%	4.98%	3.76%
75% S&P LLI / 25% Barclays HYI	6.79%	4.85%	5.81%	4.01%	4.62%

†	Annualized.
*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended June 30, 2019 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2019	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 143.28%
Aerospace & Defense - 2.87%
Nordam Group LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 04/09/2026(b)	$1,755,600	$1,757,794
Propulsion Acquisition LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 07/13/2021(b)	2,132,624	2,111,298
Vectra Co., First Lien Initial Term Loan:
1M US L + 3.25%, 03/10/2025	1,182,090	1,140,350
1M US L + 7.25%, 03/08/2026(b)	1,000,000	967,500
WP CPP Holdings LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 04/30/2025	1,368,125	1,368,125
		7,345,067

Air Transport - 0.73%
Air Medical Group Holdings, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 03/14/2025	1,970,000	1,857,218

Automotive - 1.36%
Bright Bidco B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 06/30/2024	79,886	57,019
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan, 3M US L + 2.75%, 08/18/2021	436,641	424,634
Panther BF Aggregator 2 L P, First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 04/30/2026	1,760,000	1,749,554
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	1,313,970	1,254,841
		3,486,048

Brokers, Dealers & Investment Houses - 0.90%
Deerfield Dakota Holding LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/13/2025	875,567	850,863
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 06/26/2026	676,923	682,000
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025	766,700	760,470
		2,293,333

Building & Development - 8.71%
American Bath Group LLC, Second Lien Term Loan:
3M US L + 4.25%, 09/30/2023	3,199,873	3,181,874
3M US L + 9.75%, 09/30/2024(b)	250,000	250,000
CPG International LLC, First Lien New Term Loan, 6M US L + 3.75%, 05/06/2024	289,630	285,285
Dayton Superior Corp., First Lien Borrowing Term Loan, 3M US L + 8.00%, 11/03/2021	1,357,907	1,127,063
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	3,029,958	2,804,817
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	3,269,729	3,153,245
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 05/30/2025	2,382,000	2,355,203
LBM Borrower LLC, First Lien Tranche C Term Loan, 1M US L + 3.75%, 08/20/2022	4,131,931	4,132,364
Ply Gem Midco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 04/12/2025	1,368,735	1,333,949
SIWF Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 06/15/2025(b)	871,200	865,755
SRS Distribution, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/23/2025	2,886,000	2,774,168
		22,263,723

Business Equipment & Services - 22.46%
Access CIG LLC, First Lien B Term Loan:
3M US L + 3.75%, 02/27/2025	888,402	885,351
1M US L + 7.75%, 02/27/2026	119,565	119,117
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan:
3M US L + 3.25%, 07/23/2021	955,500	874,402
3M US L + 3.25%, 07/23/2021	1,033,088	948,117
3M US L + 6.50%, 07/25/2022	3,248,461	2,586,603

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Business Equipment & Services (continued)
Allied Universal Holdco LLC, First Lien Incremental Term Loan:
1M US L + 4.25%, 07/28/2022	$1,397,234	$1,397,458
3M US L + 4.25%, 06/26/2026(b)	1,401,261	1,397,758
3M US L + 4.25%, 06/26/2026(b)	138,739	138,392
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/15/2026	2,000,000	1,981,250
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 6M US L + 4.00%, 12/05/2022	1,755,671	1,761,166
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 12/28/2024	861,875	861,875
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.25%, 11/01/2024	2,165,486	2,128,673
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 02/09/2026	400,010	402,410
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan:
1M US L + 3.00%, 02/03/2025(b)	335,259	324,782
1M US L + 6.75%, 02/02/2026(b)	465,517	453,880
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 5.00%, 02/06/2026	1,506,306	1,508,664
Epicor Software Corp., First Lien B Term Loan, 1M US L + 3.25%, 06/01/2022	997,802	992,813
GI Revelation Acquisition LLC, First Lien Initial Term Loan:
1M US L + 5.00%, 04/16/2025	2,020,382	2,005,229
1M US L + 9.00%, 04/16/2026	2,200,000	2,117,500
Informatica LLC, First Lien Dollar B-1 Term Loan, 1M US L + 3.25%, 08/05/2022	203,306	203,730
Inmar, Inc., First Lien Initial Term Loan:
3M US L + 4.00%, 05/01/2024	392,766	372,539
3M US L + 8.00%, 05/01/2025	1,183,432	1,112,426
KUEHG Corp., Second Lien Tranche B Term Loan:
3M US L + 3.75%, 02/21/2025	1,633,302	1,629,799
3M US L + 8.25%, 08/15/2025	2,250,000	2,247,187
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.875%, 12/09/2022	1,963,405	1,953,597
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,876,286	1,889,194
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 02/27/2026	1,688,077	1,664,157
Mitchell International, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 11/29/2024	2,076,935	1,987,555
1M US L + 7.25%, 12/01/2025	690,909	671,045
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan:
3M US L + 3.75%, 05/19/2025	2,032,549	2,007,153
3M US L + 7.50%, 05/22/2026(b)	1,540,000	1,509,200
PricewaterhouseCoopers Public Sector LLP, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/01/2026(b)	440,000	437,800
Project Boost Purchaser LLC, First Lien B Term Loan, 3M US L + 3.50%, 06/01/2026	636,364	634,505
PT Intermediate Holdings III LLC, First Lien B Term Loan, 3M US L + 4.00%, 12/04/2024	3,903,563	3,783,216
RevSpring, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 10/11/2025	1,313,400	1,312,172
Sedgwick Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,452,608	1,434,836
SurveyMonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025(b)	2,571,782	2,573,325
ThoughtWorks, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 10/11/2024	1,937,641	1,940,073
TRC Cos., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	1,925,232	1,921,622
Trugreen LP, First Lien Initial Refinancing Term Loan, 1M US L + 3.75%, 03/19/2026	85,938	86,260
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/07/2025(b)	3,160,000	3,160,000
		57,416,831

Cable & Satellite Television - 0.29%
Radiate Holdco LLC, First Lien Amendment No. 2 Incremental Term Loan, 3M US L + 3.50%, 02/01/2024	735,000	728,455

Chemical & Plastics - 3.36%
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 06/27/2025	2,613,600	2,593,998

Semi-Annual Report | June 30, 2019	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Chemical & Plastics (continued)
Emerald Performance Materials LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 08/02/2021	$1,935,543	$1,931,111
Spectrum Holdings III Corp., First Lien Closing Date Term Loan:
1M US L + 3.25%, 01/31/2025	290,791	275,524
1M US L + 7.00%, 01/31/2026(b)	600,000	552,000
Starfruit Finco B.V., First Lien Initial Dollar Term Loan, 1M US L + 3.25%, 10/01/2025	1,843,149	1,818,958
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan:
1M US L + 3.50%, 10/20/2024	726,473	718,300
3M US L + 8.25%, 10/27/2025(b)	725,111	692,481
		8,582,372

Conglomerates - 0.64%
American Residential Services LLC, First Lien Term Loan, 1M US L + 4.00%, 06/30/2021	387,654	383,453
Output Services Group, Inc., First Lien B Term Loan, 1M US L + 4.25%, 03/26/2024(b)	525,076	475,194
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	779,961	776,389
		1,635,036

Containers & Glass Products - 2.93%
Charter NEX US, Inc., First Lien Third Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024	237,500	237,174
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,288,408	1,226,056
Goodpack, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024(b)	620,110	610,808
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	1,086,250	1,085,348
Loparex International BV, First Lien B Term Loan, 1M US L + 4.25%, 04/11/2025(b)	612,063	612,063
Pregis Holding I Corp., First Lien Term Loan, 3M US L + 3.50%, 05/20/2021	809,663	810,505
ProAmpac PG Borrower LLC, First Lien Initial Term Loan:
3M US L + 3.50%, 11/20/2023	584,750	561,544
3M US L + 8.50%, 11/18/2024	488,038	466,686
Strategic Materials Holding Corp., First Lien Initial Term Loan:
3M US L + 3.75%, 11/01/2024(b)	545,538	493,712
3M US L + 7.75%, 10/27/2025(b)	1,400,000	1,022,000
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 10/04/2024	380,175	360,931
		7,486,827

Diversified Insurance - 2.14%
Acrisure LLC, First Lien 2017-2 Refinancing Term Loan:
3M US L + 4.25%, 11/22/2023	1,469,987	1,466,011
3M US L + 3.75%, 11/22/2023	611,798	608,228
BroadStreet Partners, Inc., First Lien Tranche B-2 Term Loan, 1M US L + 3.25%, 11/08/2023	27,687	27,657
CP VI Bella Midco LLC, First Lien Initial Term Loan:
1M US L + 2.75%, 01/24/2025	415,547	404,639
1M US L + 6.75%, 12/28/2025	385,714	378,964
Genworth Holdings, Inc., First Lien Initial Term Loan, 2M US L + 4.50%, 03/07/2023	378,783	382,809
York Risk Services Holding Corp., First Lien Term Loan, 1M US L + 3.75%, 10/01/2021	2,322,763	2,202,269
		5,470,577

Drugs - 1.84%
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/28/2025	392,857	393,594
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,555,346	1,455,548
Avantor Funding, Inc., First Lien Initial B-2 Dollar Term Loan, 1M US L + 3.75%, 11/21/2024	964,509	969,635

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Drugs (continued)
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 06/30/2023	$1,890,363	$1,896,866
		4,715,643

Ecological Services & Equipment - 0.89%
Emerald 3 Limited, 3M US L + 7.00%, 05/31/2022(b)	636,109	636,109
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	926,815	889,742
ERM Emerald US, Inc., First Lien Term Loan, 3M US L + 3.75%, 06/26/2026(b)	346,392	347,258
Tunnel Hill Partners LP, First Lien Initial Term Loan, 1M US L + 3.50%, 02/06/2026	407,827	407,572
		2,280,681

Electronics/Electrical - 28.80%
AppLovin Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/15/2025	405,136	405,138
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 3M US L + 4.25%, 10/02/2025	3,283,500	3,115,221
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/18/2025	873,383	867,383
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 05/21/2025(b)	1,262,250	1,249,628
Compuware Corp., First Lien Term Loan, 1M US L + 3.50%, 08/23/2025	354,930	354,930
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	2,194,500	2,093,004
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/25/2025(b)	313,725	301,177
Curvature, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	3,846,812	2,681,766
DigiCert, Inc., First Lien Term Loan, 1M US L + 4.00%, 09/20/2024	2,540,989	2,535,437
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 02/02/2026	1,828,750	1,824,178
Dynatrace LLC, Second Lien Term Loan, 1M US L + 7.00%, 08/24/2026	558,159	563,043
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	671,577	671,577
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/17/2026	3,520,000	3,514,122
Flexera Software LLC, First Lien Initial Term Loan:
1M US L + 3.50%, 01/24/2025	227,012	226,658
1M US L + 7.25%, 02/26/2026	773,145	772,422
Gigamon, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 12/27/2024(b)	1,884,203	1,837,098
Help/Systems Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 03/28/2025	1,169,291	1,161,983
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 05/31/2025	573,341	577,403
Idera, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	1,897,253	1,898,040
Imperva, Inc., First Lien Term Loan:
1M US L + 4.00%, 01/12/2026	1,200,000	1,195,878
1M US L + 7.75%, 01/11/2027	1,035,294	1,022,353
Ivanti Software, Inc., First Lien Term Loan:
1M US L + 4.25%, 01/19/2024	2,072,824	2,070,668
1M US L + 9.00%, 01/20/2025	2,000,000	1,981,000
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	1,645,802	1,478,136
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	2,647,471	2,647,881
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 08/16/2024	937,975	923,085
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,503,011	1,440,388
MYOB US Borrower LLC, First Lien Initial U.S. Term Loan, 1M US L + 4.00%, 04/17/2026	977,778	980,227
Navex Topco, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 09/05/2025	245,337	240,982
1M US L + 7.00%, 09/04/2026	1,100,000	1,091,750
P2 Upstream Acquisition Co., First Lien Term Loan, 3M US L + 4.00%, 10/30/2020	2,687,309	2,667,719
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025	1,963,929	1,954,110
Perforce Software, Inc., First Lien B Term Loan, 3M US L + 4.50%, 06/12/2026	423,387	423,387
Ping Identity Corp., First Lien Term Loan, 1M US L + 3.75%, 01/24/2025	554,400	553,707
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 3M US L + 3.50%, 04/26/2024	3,341,274	3,249,389
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	1,303,582	1,290,546

Semi-Annual Report | June 30, 2019	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Electronics/Electrical (continued)
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan:
6M US L + 4.50%, 07/07/2023	$322,578	$322,512
6M US L + 4.25%, 07/07/2023	379,427	379,664
Project Silverback Holdings Corp., First Lien New Term Loan, 1M US L + 3.50%, 08/21/2024	747,254	668,792
Quest Software US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 4.25%, 05/16/2025	3,262,803	3,218,755
3M US L + 8.25%, 05/17/2026	2,994,017	2,954,736
Riverbed Technology, Inc., First Lien First Amendment Term Loan, 1M US L + 3.25%, 04/24/2022	991,180	858,887
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	2,063,471	2,022,202
SciQuest, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/28/2024(b)	2,050,962	2,035,579
SCS Holdings I, Inc., First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	1,170,489	1,178,536
SonicWall US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 3.50%, 05/16/2025	1,323,250	1,237,239
3M US L + 7.50%, 05/17/2026	1,760,000	1,625,800
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	253,475	238,583
Veritas US, Inc., First Lien New Dollar B Term Loan, 1M US L + 4.50%, 01/27/2023	1,796,887	1,640,791
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.50%, 08/16/2024	615,070	613,917
Web.com Group, Inc., First Lien B Term Loan:
1M US L + 3.75%, 10/10/2025	1,999,087	1,974,518
1M US L + 7.75%, 10/09/2026	804,990	792,915
		73,624,840

Equipment Leasing - 0.24%
CSC SW Holdco, Inc., First Lien B-1 Term Loan, 3M US L + 3.25%, 11/14/2022	620,253	609,011

Financial Intermediaries - 2.01%
ASP MCS Acquisition Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 05/20/2024	2,747,328	1,730,817
NorthStar Financial Services Group LLC, First Lien Initial Term Loan:
2M US L + 3.25%, 05/25/2025	1,683,142	1,670,518
2M US L + 7.50%, 05/25/2026(b)	433,744	429,406
Victory Capital Holdings, Inc., First Lien B Term Loan, 3M US L + 3.25%, 06/07/2026	1,312,500	1,314,961
		5,145,702

Food Products - 2.58%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	2,074,368	1,962,871
TKC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.75%, 01/31/2023	3,610,497	3,541,662
1M US L + 8.00%, 01/31/2024	1,105,408	1,090,800
		6,595,333

Food Service - 3.84%
CEC Entertainment, Inc., First Lien B Term Loan, 1M US L + 3.25%, 02/15/2021	1,630,949	1,621,775
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025	2,792,356	2,712,956
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 04/07/2025	1,878,028	1,880,376
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 03/21/2025(b)	1,261,806	1,274,423
Red Lobster Management LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021	1,349,316	1,336,673
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 01/30/2026	993,103	1,001,793
		9,827,996

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Food/Drug Retailers - 1.97%
EG Group, Ltd., First Lien Facility B Term Loan:
3M US L + 4.00%, 01/31/2025	$205,729	$202,600
3M US L + 4.00%, 02/07/2025	4,906,197	4,831,573
		5,034,173

Health Insurance - 1.46%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	842,688	843,741
FHC Health Systems, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	2,552,420	2,554,551
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 06/07/2023	344,433	330,225
		3,728,517

Healthcare - 23.52%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	2,439,350	2,250,301
ATI Holdings Acquisition, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 05/10/2023	585,926	578,602
BioClinica Holding I LP, First Lien Initial Term Loan:
3M US L + 4.25%, 10/20/2023	1,835,781	1,743,992
3M US L + 8.25%, 10/04/2024	1,052,629	933,334
Carestream Health, Inc., First Lien Extended Term Loan:
1M US L + 5.75%, 02/28/2021	205,876	199,700
1M US L + 9.50%, 06/07/2021	2,390,930	2,301,270
Certara Holdco, Inc., First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024(b)	220,385	219,283
Covenant Surgical Partners, Inc., First Lien Term Loan:
3M US L + 4.00%, 06/19/2026	262,500	261,024
3M US L + 4.00%, 06/19/2026	1,312,500	1,305,117
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 12/01/2021	2,171,131	1,856,317
Dentalcorp Health Services ULC, First Lien Initial Term Loan, 1M US L + 3.75%, 06/06/2025	1,151,192	1,139,323
Endo Luxembourg Finance Company I S.a r.l., First Lien Initial Term Loan, 1M US L + 4.25%, 04/12/2024	771,846	726,824
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	2,287,858	2,027,614
Equian Buyer Corp., First Lien 2018 Incremental Term Loan, 1M US L + 3.25%, 05/20/2024	1,481,329	1,481,885
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 03/05/2026	668,800	671,726
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	1,351,724	1,199,655
Heartland Dental LLC, First Lien Initial Term Loan:
3M US L + 4.50%, 04/30/2025(b)	492,188	483,574
1M US L + 3.75%, 04/30/2025	2,970,453	2,821,945
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	2,234,217	2,144,848
LifeScan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	3,184,500	3,049,159
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 08/02/2025(b)	1,003,706	1,003,706
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024	2,044,518	2,033,018
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 1M US L + 3.75%, 04/19/2023	3,694,639	3,664,620
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/19/2023(b)	237,362	237,955
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	3,524,427	3,343,800
NVA Holdings, Inc., First Lien B-3 Term Loan:
1M US L + 2.75%, 02/02/2025	698,903	698,610
1M US L + 3.50%, 02/02/2025	660,000	660,775
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	1,196,887	1,195,391
PAREXEL International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	1,040,487	999,242
Pearl Intermediate Parent LLC, First Lien Initial Term Loan:
1M US L + 2.75%, 01/31/2025(c)	130,615	126,452
1M US L + 2.75%, 01/31/2025	579,823	561,341
PetVet Care Centers LLC, First Lien 2018 Term Loan, 1M US L + 3.25%, 02/14/2025	656,692	644,789
Phoenix Guarantor, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/05/2026	3,152,866	3,143,802

Semi-Annual Report | June 30, 2019	15

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Healthcare (continued)
Press Ganey Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024	$408,582	$410,453
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	801,618	797,943
Prospect Medical Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 5.50%, 02/16/2024	2,566,500	2,429,616
Regionalcare Hospital Partners Holdings, Inc., First Lien B Term Loan, 1M US L + 4.50%, 11/16/2025	1,962,665	1,954,421
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	139,669	135,246
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	992,386	881,363
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 06/23/2024	274,909	269,869
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	1,364,688	1,368,318
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 07/02/2025	412,298	411,609
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025(b)	3,267,000	2,956,635
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024(b)	1,398,527	1,396,779
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 03/06/2026(b)	1,500,000	1,413,750
		60,134,996

Home Furnishings - 1.19%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan:
1M US L + 3.25%, 12/13/2023	945,600	914,868
1M US L + 3.25%, 12/13/2023	1,299,921	1,260,923
Hayward Industries, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	111,614	109,521
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/08/2024	1,645,600	747,102
		3,032,414

Industrial Equipment - 4.97%
AI Alpine AT BidCo GmbH, First Lien Facility B Term Loan, 1M US L + 3.25%, 10/31/2025(b)	295,595	291,531
Apex Tool Group LLC, First Lien Second Amendment Term Loan, 1M US L + 3.75%, 02/01/2022	2,138,705	2,062,075
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/19/2024(b)	1,479,470	1,442,483
Helix Acquisition Holdings, Inc., First Lien 2018 New Term Loan, 3M US L + 3.75%, 09/30/2024	1,414,722	1,388,196
Justrite Safety Group:
3M US L + 4.50%, 06/26/2026(b)	115,652	115,508
3M US L + 4.50%, 06/26/2026(b)	948,348	947,162
LTI Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 09/06/2025	721,818	684,150
1M US L + 6.75%, 09/07/2026	468,085	436,021
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/28/2025(b)	1,387,397	1,283,343
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,540,000	1,512,088
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	2,651,713	2,538,644
		12,701,201

Insurance - 1.07%
APCO Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/06/2025	1,605,852	1,609,867
HIG Finance 2, Ltd., First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 12/13/2024	236,323	236,257
Outcomes Group Holdings, Inc., Second Lien Term Loan:
3M US L + 3.50%, 10/24/2025	477,600	472,227
3M US L + 7.50%, 10/26/2026	423,077	420,962
		2,739,313

Leisure Goods/Activities/Movies - 2.61%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/30/2024	1,963,819	1,931,298
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	578,611	580,538

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Leisure Goods/Activities/Movies (continued)
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	$2,640,000	$2,490,668
UFC Holdings LLC, First Lien 2019 Term Loan, 1M US L + 3.25%, 04/29/2026	411,832	411,574
United PF Holdings LLC, First Lien Term Loan:
1M US L + 4.50%, 06/10/2026	1,068,273	1,070,944
1M US L + 8.50%, 06/10/2027(b)	198,649	197,159
		6,682,181

Lodging & Casinos - 0.66%
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024(b)	1,738,000	1,694,550

Nonferrous Metals/Minerals - 1.32%
Aleris International, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023	1,752,414	1,756,795
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 03/21/2025	972,454	972,454
Murray Energy Corp., First Lien Superpriority B-2 Term Loan, 3M US L + 7.25%, 10/17/2022	967,856	654,111
		3,383,360

Oil & Gas - 3.92%
Ascent Resources - Marcellus LLC, First Lien Initial Term Loan, 1M US L + 6.50%, 03/30/2023(b)	246,914	244,444
Equitrans Midstream Corp., First Lien Holdco B Facility Term Loan, 1M US L + 4.50%, 01/31/2024	739,527	745,691
Keane Group Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/26/2025	1,306,800	1,292,641
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	1,346,939	1,342,171
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 01/31/2025	400,594	383,571
Petroleum GEO-Services ASA, First Lien Extended Term Loan, 3M US L + 2.50%, 03/19/2021	1,638,530	1,580,010
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	2,772,674	1,982,462
Sheridan Production Partners I LLC, First Lien Deferred Principal Term Loan:
3M US L + 0.00%, 10/01/2019(b)	14,516	10,282
3M US L + 0.00%, 10/01/2019(b)	109,547	77,592
3M US L + 0.00%, 10/01/2019(b)	8,866	6,280
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	367,402	262,692
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	224,411	160,454
UTEX Industries, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/21/2021	2,047,216	1,924,383
		10,012,673

Property & Casualty Insurance - 1.48%
Applied Systems, Inc., First Lien Closing Date Term Loan, 3M US L + 3.00%, 09/19/2024	171,108	169,931
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	1,910,526	1,941,381
Confie Seguros Holding II Co., First Lien B Term Loan, 3M US L + 4.75%, 04/19/2022	1,687,293	1,664,793
		3,776,105

Publishing - 1.57%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,633,582	1,617,246
Recorded Books, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 08/29/2025	957,675	960,673
Southern Graphics, Inc., Second Lien Initial Term Loan:
2M US L + 3.25%, 12/31/2022	406,509	341,216
2M US L + 7.50%, 12/31/2023(b)	1,500,000	1,095,000
		4,014,135

Semi-Annual Report | June 30, 2019	17

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Radio & Television - 1.12%
iHeartCommunications, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/01/2026	$2,500,000	$2,506,062
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	355,272	344,318
		2,850,380

Retailers (except food & drug) - 1.96%
Academy, Ltd., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2022	657,704	472,231
Apro LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 08/08/2024	784,407	787,839
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/19/2022	1,094,008	719,764
FBB Holdings III, Inc., First Lien Initial Term Loan:
3M US L + 9.00%, 02/07/2024(b)	185,648	176,366
3M US L + 7.00%, 01/31/2025(b)	63,008	43,476
Neiman Marcus Group, Ltd. LLC, First Lien Cash Pay/PIK Extended Term Loan, 1M US L + 6.50%, 10/25/2023	989,450	868,242
Petco Animal Supplies, Inc., First Lien Term Loan, 3M US L + 3.25%, 01/26/2023	647,325	504,105
Spencer Spirit Holding/Gift, First Lien Initial Term Loan, 3M US L + 6.00%, 06/19/2026	1,470,000	1,441,217
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 11/16/2017(b)(d)	4,296,916	8,594
		5,021,834

Steel - 0.84%
Can Am Construction, Inc., First Lien Closing Date Term Loan, 1M US L + 5.00%, 07/01/2024(b)	1,858,138	1,802,394
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	359,370	356,225
		2,158,619

Surface Transport - 1.17%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026	2,200,000	2,120,250
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 02/05/2024	867,883	863,544
		2,983,794

Telecommunications - 3.37%
Alorica, Inc., First Lien New B Term Loan, 1M US L + 3.75%, 06/30/2022	842,907	815,513
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	992,443	951,505
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/01/2025	300,751	263,481
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	1,235,324	1,234,169
Masergy Holdings, Inc., Second Lien Initial Term Loan:
3M US L + 3.25%, 12/15/2023	717,695	707,826
3M US L + 7.50%, 12/16/2024	588,972	580,138
Peak 10 Holding Corp., First Lien Initial Term Loan:
3M US L + 3.50%, 08/01/2024	1,071,818	987,418
3M US L + 7.25%, 08/01/2025	1,157,143	975,616
Securus Technologies Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 11/01/2024	167,870	156,679
Vertiv Group Corp., First Lien B Term Loan, 3M US L + 4.00%, 11/30/2023	2,040,638	1,943,707
		8,616,052

Utilities - 2.49%
Brookfield WEC Holdings, Inc., Second Lien Initial Term Loan:
3M US L + 3.50%, 08/01/2025(b)	675,234	675,234
1M US L + 6.75%, 08/03/2026	274,143	278,128
Eastern Power LLC, First Lien Term Loan, 1M US L + 3.75%, 10/02/2023	572,205	572,442
Granite Acquisition, Inc., First Lien C Term Loan, 3M US L + 3.50%, 12/20/2021	62,857	62,987
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	491,250	481,425

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Utilities (continued)
Moxie Liberty LLC, First Lien Construction B-1 Advance Term Loan, 3M US L + 6.50%, 08/21/2020	$2,369,712	$2,142,622
Moxie Patriot LLC, First Lien Construction B-1 Advances Term Loan, 3M US L + 5.75%, 12/19/2020	1,369,580	1,316,508
Southeast PowerGen LLC, First Lien B Advance Term Loan, 1M US L + 3.50%, 12/02/2021	862,830	836,945
		6,366,291

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $380,341,426)		366,295,281

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 1.52%
Structured Finance Obligations - 1.52%
Babson CLO, Ltd. 2015-I 3M US L + 5.50%, 01/20/2031(b)(e)	875,000	776,726
Carlyle Global Market Strategies CLO 2016-2, Ltd. 3M US L + 5.17%, 07/15/2027(b)(e)	1,000,000	979,294
Dryden 40 Senior Loan Fund 3M US L + 5.75%, 08/15/2031(b)(e)	800,000	760,150
Highbridge Loan Management 6-2015, Ltd. 3M US L + 5.10%, 02/05/2031(b)(e)	834,000	764,827
Neuberger Berman Loan Advisers CLO 27, Ltd. 3M US L + 5.20%, 01/15/2030(b)(e)	667,000	609,339
		3,890,336

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $4,152,939)		3,890,336

CORPORATE BONDS - 4.32%
Automotive - 0.28%
IAA, Inc. 5.500%, 06/15/2027(e)	181,000	188,693
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/2022(e)	550,000	525,250
		713,943

Building & Development - 0.30%
Builders FirstSource, Inc. 6.750%, 06/01/2027(e)	157,000	166,420
NWH Escrow Corp. 7.500%, 08/01/2021(e)	1,000,000	610,000
		776,420

Business Equipment & Services - 0.55%
Allied Universal Holdco LLC 6.625%, 07/15/2026(e)	1,370,000	1,395,687

Chemical & Plastics - 0.24%
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/01/2026(e)	595,000	614,338

Containers & Glass Products - 0.13%
ARD Securities Finance SARL 8.750%, 01/31/2023(e)(f)	327,432	331,525

Ecological Services & Equipment - 0.87%
GFL Environmental, Inc.:
5.375%, 03/01/2023(e)	1,325,000	1,318,375
8.500%, 05/01/2027(e)	843,000	909,386
		2,227,761

Electronics/Electrical - 0.36%
Riverbed Technology, Inc. 8.875%, 03/01/2023(e)	1,385,000	931,413

Healthcare - 0.93%
Envision Healthcare Corp. 8.750%, 10/15/2026(e)	2,292,000	1,598,670

Semi-Annual Report | June 30, 2019	19

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Healthcare (continued)
Team Health Holdings, Inc. 6.375%, 02/01/2025(e)	$1,000,000	$770,000
		2,368,670

Property & Casualty Insurance - 0.14%
GTCR AP Finance, Inc. 8.000%, 05/15/2027(e)	350,000	352,625

Publishing - 0.15%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/2024(e)	420,000	390,600

Radio & Television - 0.17%
Entercom Media Corp. 6.500%, 05/01/2027(e)	123,000	128,227
Univision Communications, Inc. 5.125%, 05/15/2023(e)	300,000	294,750
		422,977

Telecommunications - 0.20%
Sprint Communications, Inc. 6.000%, 11/15/2022	500,000	522,500

TOTAL CORPORATE BONDS
(Cost $12,418,785)		11,048,459

	Shares
COMMON STOCK - 0.18%
Oil & Gas - 0.18%
Ascent Resources - Equity(b)(g)	177,384	465,633
Templar Energy LLC(b)(g)	72,786	–
		465,633

TOTAL COMMON STOCK
(Cost $3,533,965)		465,633

PREFERRED STOCK - 0.00%
Oil & Gas - 0.00%
Templar Energy LLC(b)(g)	48,248	–

TOTAL PREFERRED STOCK
(Cost $482,483)		–

WARRANTS - 0.00%(h)
Oil & Gas - 0.00%
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)(g)	45,926	1,378

TOTAL WARRANTS
(Cost $5,013)		1,378

20	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

Value
Total Investments - 149.31%
(Cost $400,934,611)	$381,701,087

Other Assets in Excess of Liabilities - 0.37%	947,481

Leverage Facility - (49.68)%	(127,000,000)

Net Assets - 100.00%	$255,648,568

Amounts above are shown as a percentage of net assets as of June 30, 2019.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate
PIK - Payment In Kind

Libor Rates:

1W US L - 1 Week LIBOR as of June 30, 2019 was 2.37%
1M US L - 1 Month LIBOR as of June 30, 2019 was 2.40%
2M US L - 2 Month LIBOR as of June 30, 2019 was 2.33%
3M US L - 3 Month LIBOR as of June 30, 2019 was 2.32%
6M US L - 6 Month LIBOR as of June 30, 2019 was 2.20%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of June 30, 2019. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2019, the Fund has unfunded delayed draw loans in the amount of $336,063. Fair value of these unfunded delayed draw loans was $323,976.

(d)	Security is in default as of period end and is therefore non-income producing.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $14,416,295, which represented approximately 5.64% of net assets as of June 30, 2019. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(f)	Option to convert to pay-in-kind security.

(g)	Non-income producing security.

(h)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 142.18%
Aerospace & Defense - 2.91%
Nordam Group LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 04/09/2026(b)	$1,436,400	$1,438,196
Propulsion Acquisition LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 07/13/2021(b)	1,865,762	1,847,104
Vectra Co., First Lien Initial Term Loan:
1M US L + 3.25%, 03/10/2025	886,567	855,262
1M US L + 7.25%, 03/08/2026(b)	666,667	645,000
WP CPP Holdings LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 04/30/2025	1,116,563	1,116,563
		5,902,125

Air Transport - 1.13%
Air Medical Group Holdings, Inc., First Lien 2018 New Term Loan:
1M US L + 3.25%, 04/28/2022	469,469	443,481
1M US L + 4.25%, 03/14/2025	1,970,000	1,857,218
		2,300,699

Automotive - 0.58%
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan, 3M US L + 2.75%, 08/18/2021	357,252	347,428
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	875,980	836,561
		1,183,989

Beverage & Tobacco - 0.23%
Winebow Holdings, Inc., Second Lien Term Loan, 1M US L + 7.50%, 01/02/2022(b)	693,642	464,740

Brokers, Dealers & Investment Houses - 0.92%
Deerfield Dakota Holding LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/13/2025	716,373	696,161
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 06/26/2026	553,846	558,000
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025	626,622	621,530
		1,875,691

Building & Development - 8.62%
American Bath Group LLC, Second Lien Term Loan:
3M US L + 4.25%, 09/30/2023	2,674,792	2,659,747
3M US L + 9.75%, 09/30/2024(b)	150,000	150,000
CPG International LLC, First Lien New Term Loan, 6M US L + 3.75%, 05/06/2024	236,970	233,415
Dayton Superior Corp., First Lien Borrowing Term Loan, 3M US L + 8.00%, 11/03/2021	1,018,430	845,297
Forest City Enterprises LP, First Lien Initial Term Loan, 1M US L + 4.00%, 12/08/2025	470,040	472,586
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	2,646,611	2,449,955
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	2,675,233	2,579,928
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 05/30/2025	1,948,909	1,926,984
LBM Borrower LLC, First Lien Tranche C Term Loan, 1M US L + 3.75%, 08/20/2022	2,078,386	2,078,604
Ply Gem Midco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 04/12/2025	1,119,874	1,091,413
SIWF Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 06/15/2025(b)	712,800	708,345
SRS Distribution, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/23/2025	2,376,269	2,284,188
		17,480,462

Business Equipment & Services - 23.05%
Access CIG LLC, First Lien B Term Loan:
3M US L + 3.75%, 02/27/2025	726,875	724,378
1M US L + 7.75%, 02/27/2026	97,826	97,459

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan:
3M US L + 3.25%, 07/23/2021	$743,167	$680,090
3M US L + 3.25%, 07/23/2021	774,819	711,090
3M US L + 6.50%, 07/25/2022	3,123,849	2,487,381
Allied Universal Holdco LLC, First Lien Initial Term Loan:
1M US L + 4.25%, 07/28/2022	1,143,191	1,143,375
1M US L + 3.75%, 07/28/2022	1,161,000	1,160,518
3M US L + 4.25%, 06/26/2026(b)	1,201,081	1,198,078
3M US L + 4.25%, 06/26/2026(b)	118,919	118,622
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/15/2026	1,636,364	1,621,023
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 6M US L + 4.00%, 12/05/2022	1,285,982	1,290,007
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 12/28/2024	646,406	646,406
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.25%, 11/01/2024	1,771,762	1,741,642
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 02/09/2026	327,281	329,245
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan:
1M US L + 3.00%, 02/03/2025(b)	306,609	297,027
1M US L + 6.75%, 02/02/2026(b)	439,655	428,664
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 5.00%, 02/06/2026	1,232,432	1,234,361
Epicor Software Corp., First Lien B Term Loan, 1M US L + 3.25%, 06/01/2022	565,979	563,149
GI Revelation Acquisition LLC, First Lien Initial Term Loan:
1M US L + 5.00%, 04/16/2025	1,571,474	1,559,688
1M US L + 9.00%, 04/16/2026	1,800,000	1,732,500
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 1M US L + 4.00%, 05/23/2025	231,195	229,635
Informatica LLC, First Lien Dollar B-1 Term Loan, 1M US L + 3.25%, 08/05/2022	166,341	166,688
Inmar, Inc., First Lien Initial Term Loan:
3M US L + 4.00%, 05/01/2024	314,213	298,031
3M US L + 8.00%, 05/01/2025	946,746	889,941
KUEHG Corp., Second Lien Tranche B Term Loan:
3M US L + 3.75%, 02/21/2025	1,401,920	1,398,913
3M US L + 8.25%, 08/15/2025	2,198,220	2,195,472
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.875%, 12/09/2022	1,935,054	1,925,388
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,535,143	1,545,705
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 02/27/2026	1,381,154	1,361,583
Mitchell International, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 11/29/2024	1,458,067	1,395,319
1M US L + 7.25%, 12/01/2025	460,606	447,363
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan:
3M US L + 3.75%, 05/19/2025	1,667,187	1,646,355
3M US L + 7.50%, 05/22/2026(b)	1,260,000	1,234,800
PricewaterhouseCoopers Public Sector LLP, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/01/2026(b)	360,000	358,200
Project Boost Purchaser LLC, First Lien B Term Loan, 3M US L + 3.50%, 06/01/2026	520,661	519,141
PT Intermediate Holdings III LLC, First Lien B Term Loan:
3M US L + 4.00%, 12/04/2024	1,421,230	1,377,413
3M US L + 8.00%, 12/08/2025(b)	1,260,000	1,222,200
RevSpring, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 10/11/2025	1,074,600	1,073,595
Sedgwick Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	1,188,498	1,173,956
SurveyMonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025(b)	1,833,131	1,834,231
ThoughtWorks, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 10/11/2024	1,105,062	1,106,449
TRC Cos., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	1,173,138	1,170,938
Trugreen LP, First Lien Initial Refinancing Term Loan, 1M US L + 3.75%, 03/19/2026	70,313	70,576
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/07/2025(b)	2,370,000	2,370,000
		46,776,595

Semi-Annual Report | June 30, 2019	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Cable & Satellite Television - 0.31%
Radiate Holdco LLC, First Lien Amendment No. 2 Incremental Term Loan, 3M US L + 3.50%, 02/01/2024	$630,000	$624,390

Chemical & Plastics - 3.41%
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 06/27/2025	2,138,400	2,122,362
Emerald Performance Materials LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 08/01/2022	1,500,000	1,475,002
Spectrum Holdings III Corp., First Lien Closing Date Term Loan:
1M US L + 3.25%, 01/31/2025	274,636	260,218
1M US L + 7.00%, 01/31/2026(b)	566,667	521,333
Starfruit Finco B.V., First Lien Initial Dollar Term Loan, 1M US L + 3.25%, 10/01/2025	1,507,416	1,487,631
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan:
1M US L + 3.50%, 10/20/2024	492,049	486,514
3M US L + 8.25%, 10/27/2025(b)	588,834	562,336
		6,915,396

Clothing & Textiles - 0.24%
Hercules Achievement, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 12/16/2024	503,776	495,116

Conglomerates - 0.64%
American Residential Services LLC, First Lien Term Loan, 1M US L + 4.00%, 06/30/2021	290,740	287,590
Output Services Group, Inc., First Lien B Term Loan, 1M US L + 4.25%, 03/26/2024(b)	405,884	367,325
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	638,150	635,227
		1,290,142

Containers & Glass Products - 3.43%
Charter NEX US, Inc., First Lien Third Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024	194,318	194,051
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	1,054,152	1,003,137
Goodpack, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024(b)	507,363	499,752
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	888,750	888,012
Loparex International BV, First Lien B Term Loan, 1M US L + 4.25%, 04/11/2025(b)	1,573,875	1,573,875
Pregis Holding I Corp., First Lien Term Loan, 3M US L + 3.50%, 05/20/2021	708,455	709,192
ProAmpac PG Borrower LLC, First Lien Initial Term Loan:
3M US L + 3.50%, 11/20/2023	479,447	460,420
3M US L + 8.50%, 11/18/2024	366,029	350,016
Strategic Materials Holding Corp., First Lien Initial Term Loan:
3M US L + 3.75%, 11/01/2024(b)	328,333	297,142
3M US L + 7.75%, 10/27/2025(b)	933,333	681,333
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 10/04/2024	311,053	295,307
		6,952,237

Diversified Insurance - 1.35%
Acrisure LLC, First Lien 2017-2 Refinancing Term Loan:
3M US L + 4.25%, 11/22/2023	536,548	535,097
3M US L + 3.75%, 11/22/2023	500,562	497,641
BroadStreet Partners, Inc., First Lien Tranche B-2 Term Loan, 1M US L + 3.25%, 11/08/2023	22,653	22,628
CP VI Bella Midco LLC, First Lien Initial Term Loan:
1M US L + 2.75%, 01/24/2025	392,461	382,159
1M US L + 6.75%, 12/28/2025	364,286	357,911
Genworth Holdings, Inc., First Lien Initial Term Loan, 2M US L + 4.50%, 03/07/2023	309,913	313,207
York Risk Services Holding Corp., First Lien Term Loan, 1M US L + 3.75%, 10/01/2021	662,129	627,781
		2,736,424

24	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Drugs - 2.02%
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/28/2025	$294,643	$295,195
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,166,512	1,091,662
Avantor Funding, Inc., First Lien Initial B-2 Dollar Term Loan, 1M US L + 3.75%, 11/21/2024	329,805	331,558
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 06/30/2023	2,366,041	2,374,181
		4,092,596

Ecological Services & Equipment - 0.94%
Emerald 3 Limited, 3M US L + 7.00%, 05/31/2022(b)	545,236	545,236
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	758,303	727,971
ERM Emerald US, Inc., First Lien Term Loan, 3M US L + 3.75%, 06/26/2026(b)	296,907	297,650
Tunnel Hill Partners LP, First Lien Initial Term Loan, 1M US L + 3.50%, 02/06/2026	333,677	333,468
		1,904,325

Electronics/Electrical - 27.01%
AppLovin Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/15/2025	331,475	331,477
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 3M US L + 4.25%, 10/02/2025	2,686,500	2,548,817
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/18/2025	714,586	709,677
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 05/21/2025(b)	965,250	955,598
Compuware Corp., First Lien Term Loan, 1M US L + 3.50%, 08/23/2025	304,225	304,225
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,795,500	1,712,458
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/25/2025(b)	209,150	200,784
Curvature, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	3,206,952	2,235,695
DigiCert, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 09/19/2025	800,000	796,000
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 02/02/2026	1,496,250	1,492,509
Dynatrace LLC, Second Lien Term Loan, 1M US L + 7.00%, 08/24/2026	456,675	460,671
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	514,876	514,876
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/17/2026	2,880,000	2,875,190
Flexera Software LLC, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/26/2026	705,887	705,227
Gigamon, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 12/27/2024(b)	2,175,536	2,121,148
Help/Systems Holdings, Inc., First Lien Term Loan:
3M US L + 3.75%, 03/28/2025	584,646	580,991
3M US L + 7.75%, 03/23/2026(b)	775,862	771,983
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 05/31/2025	497,917	501,445
Idera, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	696,890	697,179
Imperva, Inc., First Lien Term Loan:
1M US L + 4.00%, 01/12/2026	981,818	978,446
1M US L + 7.75%, 01/11/2027	847,059	836,470
Ivanti Software, Inc., First Lien Term Loan:
1M US L + 4.25%, 01/19/2024	2,867,155	2,864,173
1M US L + 9.00%, 01/20/2025	2,000,000	1,981,000
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	1,346,565	1,209,384
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	728,672	728,786
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 08/16/2024	1,406,963	1,384,627
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,229,736	1,178,499
MYOB US Borrower LLC, First Lien Initial U.S. Term Loan, 1M US L + 4.00%, 04/17/2026	800,000	802,004
Navex Topco, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 09/05/2025	201,236	197,664
1M US L + 7.00%, 09/04/2026	900,000	893,250
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025	1,112,544	1,106,981
Perforce Software, Inc., First Lien B Term Loan, 3M US L + 4.50%, 06/12/2026	362,903	362,903
Ping Identity Corp., First Lien Term Loan, 1M US L + 3.75%, 01/24/2025	369,600	369,138

Semi-Annual Report | June 30, 2019	25

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Electronics/Electrical (continued)
Project Alpha Intermediate Holding, Inc., First Lien B Term Loan, 3M US L + 4.25%, 04/26/2024	$1,818,182	$1,813,636
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	1,066,567	1,055,902
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan:
6M US L + 4.50%, 07/07/2023	545,854	545,742
6M US L + 4.25%, 07/07/2023	310,440	310,634
Project Silverback Holdings Corp., First Lien New Term Loan, 1M US L + 3.50%, 08/21/2024	498,169	445,861
Quest Software US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 4.25%, 05/16/2025	2,757,570	2,720,343
3M US L + 8.25%, 05/17/2026	2,607,692	2,573,479
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,539,317	1,508,531
SciQuest, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/28/2024(b)	1,367,308	1,357,053
SCS Holdings I, Inc., First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	780,326	785,691
SonicWall US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 3.50%, 05/16/2025	1,082,659	1,012,286
3M US L + 7.50%, 05/17/2026	1,440,000	1,330,200
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	207,389	195,204
Veritas US, Inc., First Lien New Dollar B Term Loan, 1M US L + 4.50%, 01/27/2023	1,078,139	984,481
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.50%, 08/16/2024	503,239	502,296
Web.com Group, Inc., First Lien B Term Loan:
1M US L + 3.75%, 10/10/2025	1,635,616	1,615,515
1M US L + 7.75%, 10/09/2026	658,628	648,749
		54,814,878

Financial Intermediaries - 2.28%
ASP MCS Acquisition Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 05/20/2024	2,128,850	1,341,176
Misys, Ltd., First Lien Dollar Term Loan, 1M US L + 3.50%, 04/26/2024	457,966	447,028
NorthStar Financial Services Group LLC, First Lien Initial Term Loan:
2M US L + 3.25%, 05/25/2025	1,377,116	1,366,788
2M US L + 7.50%, 05/25/2026(b)	354,881	351,332
Victory Capital Holdings, Inc., First Lien B Term Loan, 3M US L + 3.25%, 06/07/2026	1,125,000	1,127,109
		4,633,433

Food Products - 1.83%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	1,626,665	1,539,232
TKC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.75%, 01/31/2023	1,381,955	1,355,608
1M US L + 8.00%, 01/31/2024	831,382	820,395
		3,715,235

Food Service - 3.45%
Agro Merchants North America Holdings, Inc., First Lien Effective Date Term Loan, 3M US L + 3.75%, 12/06/2024(b)	796,296	793,310
CEC Entertainment, Inc., First Lien B Term Loan, 1M US L + 3.25%, 02/15/2021	980,792	975,275
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025	2,284,655	2,219,691
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 04/07/2025	593,162	593,904
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 03/21/2025(b)	820,174	828,375
Red Lobster Management LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021	649,362	643,277
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 01/30/2026	937,931	946,138
		6,999,970

26	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Food/Drug Retailers - 0.91%
EG Group, Ltd., First Lien Facility B Term Loan:
3M US L + 4.00%, 01/31/2025	$137,153	$135,067
3M US L + 4.00%, 02/07/2025	1,734,628	1,708,244
		1,843,311

Health Insurance - 1.60%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	689,472	690,334
FHC Health Systems, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	2,430,753	2,432,782
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 06/07/2023	137,773	132,090
		3,255,206

Healthcare - 23.99%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	2,264,056	2,088,591
BioClinica Holding I LP, First Lien Initial Term Loan:
3M US L + 4.25%, 10/20/2023	617,522	586,645
3M US L + 8.25%, 10/04/2024	789,474	700,003
Carestream Health, Inc., First Lien Extended Term Loan:
1M US L + 5.75%, 02/28/2021	158,257	153,509
1M US L + 9.50%, 06/07/2021	3,276,562	3,153,691
Certara Holdco, Inc., First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024(b)	158,405	157,613
Covenant Surgical Partners, Inc., First Lien Term Loan:
3M US L + 4.00%, 06/19/2026	225,000	223,734
3M US L + 4.00%, 06/19/2026	1,125,000	1,118,672
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 12/01/2021	767,852	656,514
Dentalcorp Health Services ULC, First Lien Initial Term Loan, 1M US L + 3.75%, 06/06/2025	941,884	932,173
Endo Luxembourg Finance Company I S.a r.l., First Lien Initial Term Loan, 1M US L + 4.25%, 04/12/2024	1,906,854	1,795,627
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,871,884	1,658,957
Equian Buyer Corp., First Lien 2018 Incremental Term Loan, 1M US L + 3.25%, 05/20/2024	598,258	598,482
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 03/05/2026	547,200	549,594
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	1,351,724	1,199,655
Heartland Dental LLC, First Lien Initial Term Loan:
3M US L + 4.50%, 04/30/2025(b)	421,875	414,492
1M US L + 3.75%, 04/30/2025	1,492,232	1,417,628
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	1,624,346	1,559,372
LifeScan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	2,605,500	2,494,766
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 08/02/2025(b)	821,214	821,214
Midwest Physician Administrative Services LLC, Second Lien Initial Term Loan, 1M US L + 7.00%, 08/15/2025	640,000	627,200
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024	1,411,040	1,403,102
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 1M US L + 3.75%, 04/19/2023	3,244,101	3,217,743
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/19/2023(b)	203,453	203,962
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	2,597,355	2,464,241
NVA Holdings, Inc., First Lien B-3 Term Loan:
1M US L + 2.75%, 02/02/2025	179,098	179,023
1M US L + 3.50%, 02/02/2025	540,000	540,634
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	2,361,755	2,358,803
PAREXEL International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	851,308	817,562
Pearl Intermediate Parent LLC, First Lien Initial Term Loan:
1M US L + 2.75%, 01/31/2025(c)	76,092	73,667
1M US L + 2.75%, 01/31/2025	337,789	327,021
PetVet Care Centers LLC, First Lien 2018 Term Loan, 1M US L + 3.25%, 02/14/2025	537,293	527,555

Semi-Annual Report | June 30, 2019	27

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Healthcare (continued)
Phoenix Guarantor, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/05/2026	$2,579,618	$2,572,201
Press Ganey Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024	306,437	307,840
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	650,510	647,528
Prospect Medical Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 5.50%, 02/16/2024	1,295,345	1,226,258
Regionalcare Hospital Partners Holdings, Inc., First Lien B Term Loan, 1M US L + 4.50%, 11/16/2025	1,457,213	1,451,092
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	114,275	110,656
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	248,096	220,341
U.S. Anesthesia Partners, Inc., 1M US L + 3.00%, 06/23/2024	235,636	231,316
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	1,116,562	1,119,533
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 07/02/2025	744,375	743,132
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025(b)	2,673,000	2,419,065
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024(b)	1,398,527	1,396,779
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 03/06/2026(b)	1,285,714	1,211,786
		48,678,972

Home Furnishings - 1.12%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan:
1M US L + 3.25%, 12/13/2023	630,400	609,912
1M US L + 3.25%, 12/13/2023	1,055,628	1,023,959
Hayward Industries, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	77,717	76,260
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/08/2024	1,246,702	566,003
		2,276,134

Industrial Equipment - 4.75%
AI Alpine AT BidCo GmbH, First Lien Facility B Term Loan, 1M US L + 3.25%, 10/31/2025(b)	241,850	238,525
Apex Tool Group LLC, First Lien Second Amendment Term Loan, 1M US L + 3.75%, 02/01/2022	1,137,834	1,097,066
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/19/2024(b)	1,120,930	1,092,907
Helix Acquisition Holdings, Inc., First Lien 2018 New Term Loan, 3M US L + 3.75%, 09/30/2024	985,734	967,252
Justrite Safety Group:
3M US L + 4.50%, 06/26/2026(b)	99,130	99,007
3M US L + 4.50%, 06/26/2026(b)	812,870	811,853
LTI Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 09/06/2025	590,579	559,759
1M US L + 6.75%, 09/07/2026	382,979	356,745
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/28/2025(b)	1,135,143	1,050,007
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,260,000	1,237,162
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	2,227,289	2,132,317
		9,642,600

Insurance - 1.51%
APCO Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/06/2025	1,313,879	1,317,164
Cypress Intermediate Holdings III, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 03/31/2025	813,953	822,093
HIG Finance 2, Ltd., First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 12/13/2024	193,365	193,311
Outcomes Group Holdings, Inc., Second Lien Term Loan:
3M US L + 3.50%, 10/24/2025	390,764	386,368
3M US L + 7.50%, 10/26/2026	346,154	344,423
		3,063,359

28	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Leisure Goods/Activities/Movies - 2.32%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/30/2024	$1,121,334	$1,102,765
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	473,409	474,985
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	2,160,000	2,037,820
United PF Holdings LLC, First Lien Term Loan:
1M US L + 4.50%, 06/10/2026	915,663	917,952
1M US L + 8.50%, 06/10/2027(b)	170,270	168,993
		4,702,515

Lodging & Casinos - 1.28%
AP Gaming I LLC, First Lien Incremental B Term Loan, 1M US L + 3.50%, 02/15/2024	1,207,780	1,207,025
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024(b)	1,422,000	1,386,450
		2,593,475

Nonferrous Metals/Minerals - 1.35%
Aleris International, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023	1,433,793	1,437,378
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 03/21/2025	818,171	818,170
Murray Energy Corp., First Lien Superpriority B-2 Term Loan, 3M US L + 7.25%, 10/17/2022	725,892	490,583
		2,746,131

Oil & Gas - 3.23%
Equitrans Midstream Corp., First Lien Holdco B Facility Term Loan, 1M US L + 4.50%, 01/31/2024	605,068	610,111
Keane Group Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/26/2025	1,069,200	1,057,615
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	1,102,041	1,098,140
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 01/31/2025	267,063	255,714
Petroleum GEO-Services ASA, First Lien Extended Term Loan, 3M US L + 2.50%, 03/19/2021	1,058,968	1,021,147
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	860,683	615,388
Sheridan Production Partners I LLC, First Lien Deferred Principal Term Loan:
3M US L + 0.00%, 10/01/2019(b)	4,506	3,192
3M US L + 0.00%, 10/01/2019(b)	34,005	24,086
3M US L + 0.00%, 10/01/2019(b)	2,752	1,949
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	114,048	81,544
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	69,661	49,808
UTEX Industries, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/21/2021	1,851,339	1,740,259
		6,558,953

Property & Casualty Insurance - 2.40%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	3,381,340	3,435,949
Confie Seguros Holding II Co., First Lien B Term Loan, 3M US L + 4.75%, 04/19/2022	1,446,251	1,426,965
		4,862,914

Publishing - 1.71%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,336,567	1,323,201
Recorded Books, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 08/29/2025	783,553	786,005
Southern Graphics, Inc., Second Lien Initial Term Loan:
2M US L + 3.25%, 12/31/2022	304,882	255,912
2M US L + 7.50%, 12/31/2023(b)	1,500,000	1,095,000
		3,460,118

Semi-Annual Report | June 30, 2019	29

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Radio & Television - 0.63%
Gray Television, Inc., First Lien B-2 Term Loan, 1M US L + 2.25%, 02/07/2024	$142,857	$142,464
iHeartCommunications, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/01/2026	1,000,000	1,002,425
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	142,109	137,727
		1,282,616

Retailers (except food & drug) - 1.54%
Academy, Ltd., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2022	309,577	222,276
Apro LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 08/08/2024	589,831	592,411
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/19/2022	250,061	164,518
FBB Holdings III, Inc., First Lien Initial Term Loan:
3M US L + 9.00%, 02/07/2024(b)	139,237	132,275
3M US L + 7.00%, 01/31/2025(b)	47,256	32,607
Petco Animal Supplies, Inc., First Lien Term Loan, 3M US L + 3.25%, 01/26/2023	305,871	238,197
Pier 1 Imports US, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 04/30/2021(b)	1,979,167	494,792
Spencer Spirit Holding/Gift, First Lien Initial Term Loan, 3M US L + 6.00%, 06/19/2026	1,260,000	1,235,329
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 11/16/2017(b)(d)	3,389,299	6,779
		3,119,184

Steel - 0.71%
Can Am Construction, Inc., First Lien Closing Date Term Loan, 1M US L + 5.00%, 07/01/2024(b)	1,238,759	1,201,596
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	239,580	237,483
		1,439,079

Surface Transport - 1.21%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026	1,800,000	1,734,750
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 02/05/2024	723,584	719,966
		2,454,716

Telecommunications - 4.51%
Alorica, Inc., First Lien New B Term Loan, 1M US L + 3.75%, 06/30/2022	674,326	652,410
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	2,169,634	2,080,136
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/01/2025	225,564	197,611
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	1,010,720	1,009,775
Masergy Holdings, Inc., Second Lien Initial Term Loan:
3M US L + 3.25%, 12/15/2023	697,141	687,556
3M US L + 7.50%, 12/16/2024	548,872	540,639
Peak 10 Holding Corp., First Lien Initial Term Loan:
3M US L + 3.50%, 08/01/2024	714,545	658,278
3M US L + 7.25%, 08/01/2025	771,429	650,411
Securus Technologies Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 11/01/2024	137,348	128,192
TierPoint LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/06/2024	1,389,050	1,293,553
Vertiv Group Corp., First Lien B Term Loan, 3M US L + 4.00%, 11/30/2023	1,312,355	1,250,018
		9,148,579

Utilities - 3.06%
Brookfield WEC Holdings, Inc., Second Lien Initial Term Loan:
3M US L + 3.50%, 08/01/2025(b)	633,032	633,032
1M US L + 6.75%, 08/03/2026	224,299	227,559
Eastern Power LLC, First Lien Term Loan, 1M US L + 3.75%, 10/02/2023	488,556	488,759
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	2,421,507	2,427,949
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	491,250	481,425

30	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Utilities (continued)
Moxie Liberty LLC, First Lien Construction B-1 Advance Term Loan, 3M US L + 6.50%, 08/21/2020	$1,421,391	$1,285,179
Moxie Patriot LLC, First Lien Construction B-1 Advances Term Loan, 3M US L + 5.75%, 12/19/2020	684,790	658,254
		6,202,157

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $299,825,523)		288,488,462

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) -3.01%
Structured Finance Obligations - 3.01%
Babson CLO, Ltd. 2015-I 3M US L + 5.50%, 01/20/2031(b)(e)	875,000	776,726
Carlyle Global Market Strategies CLO 2016-2, Ltd. 3M US L + 5.17%, 07/15/2027(b)(e)	1,000,000	979,294
Dryden 40 Senior Loan Fund 3M US L + 5.75%, 08/15/2031(b)(e)	700,000	665,131
Highbridge Loan Management 6-2015, Ltd. 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	763,910
Neuberger Berman Loan Advisers CLO 27, Ltd. 3M US L + 5.20%, 01/15/2030(b)(e)	667,000	609,339
Tiaa Clo III, Ltd. 3M US L + 5.90%, 01/16/2031(b)(e)	2,500,000	2,318,323
		6,112,723

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $6,554,819)		6,112,723

CORPORATE BONDS - 19.86%
Automotive - 0.29%
IAA, Inc. 5.500%, 06/15/2027(e)	148,000	154,290
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/2022(e)	450,000	429,750
		584,040

Building & Development - 2.16%
Builders FirstSource, Inc. 6.750%, 06/01/2027(e)	129,000	136,740
Northwest Hardwoods, Inc. 7.500%, 08/01/2021(e)	289,000	177,735
NWH Escrow Corp. 7.500%, 08/01/2021(e)	1,332,000	812,520
PriSo Acquisition Corp. 9.000%, 05/15/2023(e)	3,477,000	3,264,034
		4,391,029

Business Equipment & Services - 0.83%
Allied Universal Holdco LLC 6.625%, 07/15/2026(e)	1,174,000	1,196,012
Clean Harbors, Inc.:
4.875%, 07/15/2027(e)	328,000	334,183
5.125%, 07/15/2029(e)	162,000	165,645
		1,695,840

Chemical & Plastics - 0.25%
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/01/2026(e)	487,000	502,828

Containers & Glass Products - 1.63%
ARD Securities Finance SARL 8.750%, 01/31/2023(e)(f)	436,576	442,033
Flex Acquisition Co., Inc. 6.875%, 01/15/2025(e)	1,916,000	1,743,560
Trident Merger Sub, Inc. 6.625%, 11/01/2025(e)	1,200,000	1,125,000
		3,310,593

Diversified Insurance - 1.62%
HUB International, Ltd. 7.000%, 05/01/2026(e)	378,000	384,143

Semi-Annual Report | June 30, 2019	31

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Diversified Insurance (continued)
York Risk Services Holding Corp. 8.500%, 10/01/2022(e)	$3,500,000	$2,896,250
		3,280,393

Drugs - 1.87%
Avantor, Inc.:
6.000%, 10/01/2024(e)	833,000	888,394
9.000%, 10/01/2025(e)	2,600,000	2,905,500
		3,793,894

Ecological Services & Equipment - 0.81%
GFL Environmental, Inc.:
5.375%, 03/01/2023(e)	864,000	859,680
7.000%, 06/01/2026(e)	37,000	37,971
8.500%, 05/01/2027(e)	689,000	743,259
		1,640,910

Electronics/Electrical - 1.85%
Banff Merger Sub, Inc. 9.750%, 09/01/2026(e)	857,000	747,732
Global A&T Electronics, Ltd. 8.500%, 01/12/2023	1,363,502	1,279,897
Riverbed Technology, Inc. 8.875%, 03/01/2023(e)	2,559,000	1,720,928
		3,748,557

Food Service - 0.17%
CEC Entertainment, Inc. 8.000%, 02/15/2022	345,000	348,881

Food/Drug Retailers - 0.34%
eG Global Finance PLC 6.750%, 02/07/2025(e)	704,000	700,269

Healthcare - 2.44%
Envision Healthcare Corp. 8.750%, 10/15/2026(e)	1,875,000	1,307,813
Team Health Holdings, Inc. 6.375%, 02/01/2025(e)	1,500,000	1,155,000
Tenet Healthcare Corp.:
4.625%, 07/15/2024	667,000	677,839
5.125%, 05/01/2025	667,000	672,002
7.000%, 08/01/2025	1,143,000	1,143,000
		4,955,654

Industrial Equipment - 0.11%
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC 7.750%, 04/15/2026(e)	250,000	225,625

Leisure Goods/Activities/Movies - 0.14%
Cedar Fair LP 5.250%, 07/15/2029(e)	278,000	284,255

Oil & Gas - 0.98%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 7.750%, 04/15/2023	1,600,000	1,540,000
CSI Compressco LP / CSI Compressco Finance, Inc. 7.250%, 08/15/2022	500,000	451,250
		1,991,250

Property & Casualty Insurance - 2.07%
AssuredPartners, Inc. 7.000%, 08/15/2025(e)	1,136,000	1,134,580
GTCR AP Finance, Inc. 8.000%, 05/15/2027(e)	286,000	288,145
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/2024(e)	2,550,000	2,769,937
		4,192,662

32	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Publishing - 0.27%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/2024(e)	$580,000	$539,400

Radio & Television - 0.36%
Entercom Media Corp. 6.500%, 05/01/2027(e)	101,000	105,293
Univision Communications, Inc. 5.125%, 05/15/2023(e)	630,000	618,975
		724,268

Telecommunications - 1.34%
Digicel, Ltd. 6.000%, 04/15/2021(e)	750,000	573,750
Frontier Communications Corp. 10.500%, 09/15/2022	1,250,000	853,125
Sprint Communications, Inc. 6.000%, 11/15/2022	1,050,000	1,097,250
Vertiv Group Corp. 9.250%, 10/15/2024(e)	204,000	196,350
		2,720,475

Utilities - 0.33%
Calpine Corp. 5.750%, 01/15/2025	667,000	664,499

TOTAL CORPORATE BONDS
(Cost $43,339,914)		40,295,322

	Shares
COMMON STOCK - 0.13%
Oil & Gas - 0.13%
SandRidge Energy, Inc.(g)	37,842	261,866

TOTAL COMMON STOCK
(Cost $1,749,997)		261,866

Total Investments - 165.18%
(Cost $351,470,253)		335,158,373

Liabilities in Excess of Other Assets - (0.81)%		(1,630,101)

Mandatory Redeemable Preferred Shares - (9.92)%
(liquidation preference plus distributions payable on term preferred shares)		(20,118,997)

Leverage Facility - (54.46)%		(110,500,000)

Net Assets - 100.00%		$202,909,275

Amounts above are shown as a percentage of net assets as of June 30, 2019.

Semi-Annual Report | June 30, 2019	33

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1W US L - 1 Week LIBOR as of June 30, 2019 was 2.37%

1M US L - 1 Month LIBOR as of June 30, 2019 was 2.40%

2M US L - 2 Month LIBOR as of June 30, 2019 was 2.33%

3M US L - 3 Month LIBOR as of June 30, 2019 was 2.32%

6M US L - 6 Month LIBOR as of June 30, 2019 was 2.20%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of June 30, 2019. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2019, the Fund has unfunded delayed draw loans in the amount of $249,956. Fair value of these unfunded delayed draw loans was $241,440.
(d)	Security is in default as of period end and is therefore non-income producing.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $37,680,302, which represented approximately 18.57% of net assets as of June 30, 2019. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Option to convert to pay-in-kind security.
(g)	Non-income producing security.

See Notes to Financial Statements.

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.51%
Aerospace & Defense - 2.67%
Nordam Group LLC, First Lien Initial Term Loan, 3M US L + 5.50%, 04/09/2026(b)	$4,788,000	$4,793,985
Propulsion Acquisition LLC, First Lien Initial Term Loan, 1M US L + 6.00%, 07/13/2021(b)	6,219,207	6,157,014
Vectra Co., First Lien Initial Term Loan:
1M US L + 3.25%, 03/10/2025	2,364,179	2,280,700
1M US L + 7.25%, 03/08/2026(b)	1,666,667	1,612,500
WP CPP Holdings LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 04/30/2025	3,731,250	3,731,250
		18,575,449

Air Transport - 0.80%
Air Medical Group Holdings, Inc., First Lien 2018 New Term Loan, 1M US L + 4.25%, 03/14/2025	5,910,000	5,571,652

Automotive - 0.78%
Bright Bidco B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 06/30/2024	134,175	95,767
Midas Intermediate Holdco II LLC, First Lien 2017 Refinancing Term Loan, 3M US L + 2.75%, 08/18/2021	1,190,840	1,158,092
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024(b)	4,379,898	4,182,802
		5,436,661

Beverage & Tobacco - 0.23%
Winebow Holdings, Inc., Second Lien Term Loan, 1M US L + 7.50%, 01/02/2022(b)	2,387,283	1,599,480

Brokers, Dealers & Investment Houses - 0.69%
Deerfield Dakota Holding LLC, First Lien Initial Term Loan, 1M US L + 3.25%, 02/13/2025	891,697	866,538
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 06/26/2026	1,846,154	1,860,000
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 09/12/2025	2,088,739	2,071,768
		4,798,306

Building & Development - 8.33%
American Bath Group LLC, Second Lien Term Loan:
3M US L + 4.25%, 09/30/2023	9,917,325	9,861,540
3M US L + 9.75%, 09/30/2024(b)	600,000	600,000
CPG International LLC, First Lien New Term Loan, 6M US L + 3.75%, 05/06/2024	789,899	778,050
Dayton Superior Corp., First Lien Borrowing Term Loan, 3M US L + 8.00%, 11/03/2021	3,734,245	3,099,423
Forterra Finance LLC, First Lien Replacement Term Loan, 1M US L + 3.00%, 10/25/2023	9,385,206	8,687,839
Hillman Group, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025	8,917,444	8,599,760
Interior Logic Group Holdings IV LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 05/30/2025	6,496,364	6,423,279
LBM Borrower LLC, Second Lien Initial Term Loan:
1M US L + 3.75%, 08/20/2022	4,666,747	4,667,237
1M US L + 9.25%, 08/20/2023	1,713,476	1,679,206
Ply Gem Midco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 04/12/2025	3,742,341	3,647,229
SIWF Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 06/15/2025(b)	2,376,000	2,361,150
SRS Distribution, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/23/2025	7,939,225	7,631,580
		58,036,293

Business Equipment & Services - 23.04%
Access CIG LLC, First Lien B Term Loan:
3M US L + 3.75%, 02/27/2025	2,422,916	2,414,593
1M US L + 7.75%, 02/27/2026	326,087	324,864

Semi-Annual Report | June 30, 2019	35

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Business Equipment & Services (continued)
Advantage Sales & Marketing, Inc., First Lien Initial Term Loan:
3M US L + 3.25%, 07/23/2021	$2,548,000	$2,331,739
3M US L + 3.25%, 07/23/2021	3,099,270	2,844,355
3M US L + 6.50%, 07/25/2022	11,245,389	8,954,197
Allied Universal Holdco LLC, First Lien Initial Term Loan:
1M US L + 4.25%, 07/28/2022	3,810,638	3,811,248
1M US L + 3.75%, 07/28/2022	4,644,000	4,642,073
3M US L + 4.25%, 06/26/2026(b)	4,070,330	4,060,155
3M US L + 4.25%, 06/26/2026(b)	403,003	401,995
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/15/2026	5,454,545	5,403,409
AqGen Ascensus, Inc., First Lien Replacement Term Loan, 6M US L + 4.00%, 12/05/2022	8,107,050	8,132,425
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 12/28/2024	2,801,094	2,801,094
Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan, 3M US L + 3.25%, 11/01/2024	5,905,872	5,805,472
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 02/09/2026	1,090,937	1,097,482
DG Investment Intermediate Holdings 2, Inc., First Lien Initial Term Loan:
1M US L + 3.00%, 02/03/2025(b)	998,338	967,140
1M US L + 6.75%, 02/02/2026(b)	1,422,414	1,386,854
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 5.00%, 02/06/2026	4,108,108	4,114,537
GI Revelation Acquisition LLC, First Lien Initial Term Loan:
1M US L + 5.00%, 04/16/2025	5,139,040	5,100,497
1M US L + 9.00%, 04/16/2026	6,000,000	5,775,000
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 1M US L + 4.00%, 05/23/2025	759,809	754,681
Informatica LLC, First Lien Dollar B-1 Term Loan, 1M US L + 3.25%, 08/05/2022	554,471	555,627
Inmar, Inc., First Lien Initial Term Loan:
3M US L + 4.00%, 05/01/2024	1,256,852	1,192,125
3M US L + 8.00%, 05/01/2025	3,786,982	3,559,763
KUEHG Corp., Second Lien Tranche B Term Loan:
3M US L + 3.75%, 02/21/2025	4,654,901	4,644,916
3M US L + 8.25%, 08/15/2025	6,161,780	6,154,078
LD Intermediate Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.875%, 12/09/2022	5,890,213	5,860,792
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	5,117,143	5,152,349
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 02/27/2026	4,603,846	4,538,610
Mitchell International, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 11/29/2024	6,096,335	5,833,979
1M US L + 7.25%, 12/01/2025	2,303,030	2,236,818
National Intergovernmental Purchasing Alliance Co., First Lien Initial Term Loan:
3M US L + 3.75%, 05/19/2025	5,557,290	5,487,851
3M US L + 7.50%, 05/22/2026(b)	4,200,000	4,116,000
PricewaterhouseCoopers Public Sector LLP, Second Lien Initial Term Loan, 1M US L + 7.50%, 05/01/2026(b)	1,200,000	1,194,000
Project Boost Purchaser LLC, First Lien B Term Loan, 3M US L + 3.50%, 06/01/2026	1,735,537	1,730,469
PT Intermediate Holdings III LLC, First Lien B Term Loan:
3M US L + 4.00%, 12/04/2024	4,761,121	4,614,336
3M US L + 8.00%, 12/08/2025(b)	4,200,000	4,074,000
RevSpring, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 10/11/2025	3,582,000	3,578,651
Sedgwick Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	3,961,659	3,913,188
SurveyMonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025(b)	6,771,788	6,775,851
ThoughtWorks, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 10/11/2024	4,186,694	4,191,948
TRC Cos., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 06/21/2024	1,292,202	1,289,779
Trugreen LP, First Lien Initial Refinancing Term Loan, 1M US L + 3.75%, 03/19/2026	597,872	600,117
Weld North Education LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 02/07/2025(b)	7,998,469	7,998,468
		160,417,525

36	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Cable & Satellite Television - 0.30%
Radiate Holdco LLC, First Lien Amendment No. 2 Incremental Term Loan, 3M US L + 3.50%, 02/01/2024	$2,135,000	$2,115,988

Chemical & Plastics - 2.71%
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 06/27/2025	7,128,000	7,074,540
Spectrum Holdings III Corp., First Lien Closing Date Term Loan:
1M US L + 3.25%, 01/31/2025	888,528	841,880
1M US L + 7.00%, 01/31/2026(b)	1,833,333	1,686,667
Starfruit Finco B.V., First Lien Initial Dollar Term Loan, 1M US L + 3.25%, 10/01/2025	5,037,313	4,971,199
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan:
1M US L + 3.50%, 10/20/2024	2,390,640	2,363,745
3M US L + 8.25%, 10/27/2025(b)	1,995,334	1,905,544
		18,843,575

Conglomerates - 1.12%
American Residential Services LLC, First Lien Term Loan, 1M US L + 4.00%, 06/30/2021	1,259,875	1,246,224
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,123,934	3,088,790
Output Services Group, Inc., First Lien B Term Loan, 1M US L + 4.25%, 03/26/2024(b)	1,526,920	1,381,863
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	2,127,167	2,117,425
		7,834,302

Containers & Glass Products - 3.46%
Charter NEX US, Inc., First Lien Third Amendment Incremental Term Loan, 1M US L + 3.50%, 05/16/2024	647,727	646,837
Flex Acquisition Co., Inc., First Lien Incremental B-2018 Term Loan, 3M US L + 3.25%, 06/29/2025	3,513,841	3,343,788
Goodpack, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024(b)	1,691,209	1,665,841
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	2,962,500	2,960,041
Loparex International BV, First Lien B Term Loan, 1M US L + 4.25%, 04/11/2025(b)	5,246,250	5,246,250
Pregis Holding I Corp., First Lien Term Loan, 3M US L + 3.50%, 05/20/2021	2,428,990	2,431,516
ProAmpac PG Borrower LLC, First Lien Initial Term Loan:
3M US L + 3.50%, 11/20/2023	1,717,784	1,649,614
3M US L + 8.50%, 11/18/2024	1,464,115	1,400,060
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 10/27/2025(b)	4,666,667	3,406,667
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 10/04/2024	1,411,041	1,339,614
		24,090,228

Diversified Insurance - 0.81%
Acrisure LLC, First Lien 2018-1 Additional Term Loan, 3M US L + 3.75%, 11/22/2023	1,672,753	1,662,992
BroadStreet Partners, Inc., First Lien Tranche B-2 Term Loan, 1M US L + 3.25%, 11/08/2023	75,510	75,427
CP VI Bella Midco LLC, First Lien Initial Term Loan:
1M US L + 2.75%, 01/24/2025	1,269,727	1,236,396
1M US L + 6.75%, 12/28/2025	1,178,571	1,157,947
Genworth Holdings, Inc., First Lien Initial Term Loan, 2M US L + 4.50%, 03/07/2023	1,033,043	1,044,025
York Risk Services Holding Corp., First Lien Term Loan, 1M US L + 3.75%, 10/01/2021	482,488	457,459
		5,634,246

Drugs - 1.66%
Albany Molecular Research, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 08/28/2025	1,473,214	1,475,977
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	4,666,043	4,366,646
Avantor Funding, Inc., First Lien Initial B-2 Dollar Term Loan, 1M US L + 3.75%, 11/21/2024	69,220	69,588

Semi-Annual Report | June 30, 2019	37

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Drugs (continued)
Packaging Coordinators Midco, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 06/30/2023	$5,616,415	$5,635,736
		11,547,947

Ecological Services & Equipment - 0.92%
Emerald 3 Limited, 3M US L + 7.00%, 05/31/2022(b)	1,847,745	1,847,745
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 05/09/2025	2,527,676	2,426,569
ERM Emerald US, Inc., First Lien Term Loan, 3M US L + 3.75%, 06/26/2026(b)	1,006,186	1,008,701
Tunnel Hill Partners LP, First Lien Initial Term Loan, 1M US L + 3.50%, 02/06/2026	1,112,257	1,111,562
		6,394,577

Electronics/Electrical - 28.48%
AppLovin Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/15/2025	1,104,916	1,104,922
Boxer Parent Co., Inc., First Lien Initial Dollar Term Loan, 3M US L + 4.25%, 10/02/2025	8,955,000	8,496,056
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 04/18/2025	2,381,955	2,365,591
CommerceHub, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 05/21/2025(b)	3,712,500	3,675,375
Compuware Corp., First Lien Term Loan, 1M US L + 3.50%, 08/23/2025	1,030,986	1,030,986
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	5,985,000	5,708,194
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 07/25/2025(b)	1,045,752	1,003,922
Curvature, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 10/30/2023	11,570,036	8,065,935
DigiCert, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 09/19/2025	4,000,000	3,980,000
DiscoverOrg LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 02/02/2026	4,987,500	4,975,031
Dynatrace LLC, Second Lien Term Loan, 1M US L + 7.00%, 08/24/2026	1,522,251	1,535,570
ECi Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 09/27/2024	2,096,812	2,096,812
Ellie Mae, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/17/2026	9,600,000	9,583,968
Flexera Software LLC, Second Lien Initial Term Loan, 1M US L + 7.25%, 02/26/2026	2,299,194	2,297,044
Gigamon, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 12/27/2024(b)	10,152,502	9,898,689
Help/Systems Holdings, Inc., First Lien Term Loan:
3M US L + 3.75%, 03/28/2025	2,143,701	2,130,302
3M US L + 7.75%, 03/23/2026(b)	2,068,966	2,058,621
Hyland Software, Inc., Second Lien Initial Term Loan, 1M US L + 7.00%, 05/31/2025	1,675,906	1,687,779
Idera, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2024	2,830,564	2,831,738
Imperva, Inc., First Lien Term Loan:
1M US L + 4.00%, 01/12/2026	3,272,727	3,261,486
1M US L + 7.75%, 01/11/2027	2,823,529	2,788,235
Ivanti Software, Inc., First Lien Term Loan:
1M US L + 4.25%, 01/19/2024	5,927,213	5,921,049
1M US L + 9.00%, 01/20/2025	6,000,000	5,943,000
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	4,488,550	4,031,279
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	7,651,223	7,652,409
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.75%, 08/16/2024	2,818,616	2,773,870
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	4,099,120	3,928,330
MYOB US Borrower LLC, First Lien Initial U.S. Term Loan, 1M US L + 4.00%, 04/17/2026	2,666,667	2,673,347
Navex Topco, Inc., First Lien Initial Term Loan:
1M US L + 3.25%, 09/05/2025	670,787	658,880
1M US L + 7.00%, 09/04/2026	3,000,000	2,977,500
P2 Upstream Acquisition Co., First Lien Term Loan, 3M US L + 4.00%, 10/30/2020	4,030,964	4,001,578
Park Place Technologies LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 03/29/2025	3,967,402	3,947,565
Perforce Software, Inc., First Lien B Term Loan, 3M US L + 4.50%, 06/12/2026	1,229,839	1,229,839
Ping Identity Corp., First Lien Term Loan, 1M US L + 3.75%, 01/24/2025	1,848,000	1,845,690
Project Alpha Intermediate Holding, Inc., First Lien Term Loan:
3M US L + 3.50%, 04/26/2024	2,085,997	2,028,632
3M US L + 4.25%, 04/26/2024	3,636,364	3,627,273
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/30/2025(b)	3,555,224	3,519,672

38	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Electronics/Electrical (continued)
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan:
6M US L + 4.50%, 07/07/2023	$2,729,271	$2,728,711
6M US L + 4.25%, 07/07/2023	1,034,800	1,035,447
Project Silverback Holdings Corp., First Lien New Term Loan, 1M US L + 3.50%, 08/21/2024	1,992,676	1,783,445
Quest Software US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 4.25%, 05/16/2025	9,403,373	9,276,428
3M US L + 8.25%, 05/17/2026	8,885,470	8,768,893
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	5,154,808	5,051,712
SciQuest, Inc., First Lien Term Loan, 1M US L + 4.00%, 12/28/2024(b)	6,836,538	6,785,264
SCS Holdings I, Inc., First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	3,901,630	3,928,453
SonicWall US Holdings, Inc., First Lien Initial Term Loan:
3M US L + 3.50%, 05/16/2025	3,608,863	3,374,287
3M US L + 7.50%, 05/17/2026	4,800,000	4,434,000
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024	691,295	650,681
Veritas US, Inc., First Lien New Dollar B Term Loan, 1M US L + 4.50%, 01/27/2023	4,312,500	3,937,873
Vero Parent, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.50%, 08/16/2024	1,677,465	1,674,319
Web.com Group, Inc., First Lien B Term Loan:
1M US L + 3.75%, 10/10/2025	5,452,055	5,385,049
1M US L + 7.75%, 10/09/2026	2,195,428	2,162,496
		198,313,227

Financial Intermediaries - 2.75%
ASP MCS Acquisition Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 05/20/2024	6,757,170	4,257,017
ION Trading Technologies S.A.R.L., First Lien 2018 Initial Dollar Term Loan, 3M US L + 4.00%, 11/21/2024	5,468,947	5,317,566
NorthStar Financial Services Group LLC, First Lien Initial Term Loan:
2M US L + 3.25%, 05/25/2025	4,590,387	4,555,959
2M US L + 7.50%, 05/25/2026(b)	1,182,937	1,171,107
Victory Capital Holdings, Inc., First Lien B Term Loan, 3M US L + 3.25%, 06/07/2026	3,812,500	3,819,649
		19,121,298

Food Products - 1.96%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	5,422,218	5,130,774
TKC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.75%, 01/31/2023	4,631,309	4,543,013
1M US L + 8.00%, 01/31/2024	4,051,201	3,997,664
		13,671,451

Food Service - 3.72%
CEC Entertainment, Inc., First Lien B Term Loan, 1M US L + 3.25%, 02/15/2021	3,771,327	3,750,113
Flynn Restaurant Group LP, First Lien Initial Term Loan, 1M US L + 3.50%, 06/27/2025	7,615,517	7,398,970
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 04/07/2025	2,307,748	2,310,633
K-Mac Holdings Corp., Second Lien Initial Term Loan, 1M US L + 6.75%, 03/16/2026	1,744,186	1,738,954
NPC International, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 04/18/2025	3,424,278	2,110,211
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 03/21/2025(b)	2,965,243	2,994,896
Red Lobster Management LLC, First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021	2,597,444	2,573,106
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.00%, 01/30/2026	3,034,483	3,061,034
		25,937,917

Food/Drug Retailers - 0.89%
EG Group, Ltd., First Lien Facility B Term Loan:
3M US L + 4.00%, 01/31/2025	685,764	675,333
3M US L + 4.00%, 02/07/2025	5,594,918	5,509,819
		6,185,152

Semi-Annual Report | June 30, 2019	39

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value
Health Insurance - 1.46%
Achilles Acquisition LLC, First Lien Closing Date Term Loan, 1M US L + 4.00%, 10/13/2025	$2,298,240	$2,301,113
FHC Health Systems, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	7,381,849	7,388,012
MPH Acquisition Holdings LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 06/07/2023	482,206	462,316
		10,151,441

Healthcare - 21.75%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.75%, 04/01/2022	6,326,766	5,836,441
Auris Luxembourg III S.a r.l., First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	2,071,731	2,078,464
BioClinica Holding I LP, First Lien Initial Term Loan:
3M US L + 4.25%, 10/20/2023	2,445,497	2,323,223
3M US L + 8.25%, 10/04/2024	3,157,898	2,800,013
Carestream Health, Inc., First Lien Extended Term Loan:
1M US L + 5.75%, 02/28/2021	495,690	480,819
1M US L + 9.50%, 06/07/2021	10,447,039	10,055,275
Certara Holdco, Inc., First Lien Replacement Term Loan, 3M US L + 3.50%, 08/15/2024(b)	929,697	925,048
Covenant Surgical Partners, Inc., First Lien Term Loan:
3M US L + 4.00%, 06/19/2026	762,500	758,211
3M US L + 4.00%, 06/19/2026	3,812,500	3,791,055
CT Technologies Intermediate Holdings, Inc., First Lien New Facility Term Loan, 1M US L + 4.25%, 12/01/2021	2,910,421	2,488,410
Dentalcorp Health Services ULC, First Lien Initial Term Loan, 1M US L + 3.75%, 06/06/2025	3,139,614	3,107,244
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	6,239,613	5,529,857
Equian Buyer Corp., First Lien 2018 Incremental Term Loan, 1M US L + 3.25%, 05/20/2024	1,341,582	1,342,085
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 03/05/2026	1,824,000	1,831,980
Greenway Health LLC, First Lien Term Loan, 3M US L + 3.75%, 02/16/2024	3,041,379	2,699,224
Heartland Dental LLC, First Lien Initial Term Loan:
3M US L + 4.50%, 04/30/2025(b)	1,429,688	1,404,668
1M US L + 3.75%, 04/30/2025	4,997,277	4,747,438
Immucor, Inc., First Lien B-3 Term Loan, 3M US L + 5.00%, 06/15/2021	339,231	338,807
Lanai Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022	6,286,171	6,034,725
LifeScan Global Corp., First Lien Initial Term Loan, 3M US L + 6.00%, 10/01/2024	8,685,000	8,315,887
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 08/02/2025(b)	2,737,379	2,737,379
Midwest Physician Administrative Services LLC, Second Lien Initial Term Loan, 1M US L + 7.00%, 08/15/2025	2,560,000	2,508,800
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 11/01/2024	6,622,952	6,585,698
Netsmart Technologies, Inc., First Lien D-1 Term Loan, 1M US L + 3.75%, 04/19/2023	9,918,929	9,838,338
NMSC Holdings, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 04/19/2023(b)	689,480	691,203
nThrive, Inc., First Lien Additional B-2 Term Loan, 1M US L + 4.50%, 10/20/2022	6,362,004	6,035,951
NVA Holdings, Inc., First Lien B-3 Term Loan:
1M US L + 2.75%, 02/02/2025	596,992	596,742
1M US L + 3.50%, 02/02/2025	800,000	800,940
Onex TSG Holdings II Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	4,966,836	4,960,627
PAREXEL International Corp., First Lien Initial Term Loan, 1M US L + 2.75%, 09/27/2024	2,837,693	2,725,206
Pearl Intermediate Parent LLC, First Lien Initial Term Loan:
1M US L + 2.75%, 01/31/2025(c)	355,748	344,409
1M US L + 2.75%, 01/31/2025	1,579,230	1,528,892
PetVet Care Centers LLC, First Lien 2018 Term Loan, 1M US L + 3.25%, 02/14/2025	1,790,977	1,758,516
Phoenix Guarantor, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 03/05/2026	8,598,726	8,574,005
Press Ganey Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024	1,123,601	1,128,747
Project Ruby Ultimate Parent Corp., First Lien New Term Loan, 1M US L + 3.50%, 02/09/2024	2,594,568	2,582,672
Prospect Medical Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 5.50%, 02/16/2024	4,649,994	4,401,987
Regionalcare Hospital Partners Holdings, Inc., First Lien B Term Loan, 1M US L + 4.50%, 11/16/2025	4,881,067	4,860,567
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 09/02/2024	380,916	368,852

40	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Healthcare (continued)
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 02/06/2024	$992,386	$881,363
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 06/23/2024	798,545	783,904
Verscend Holding Corp., First Lien B Term Loan, 1M US L + 4.50%, 08/27/2025	3,721,875	3,731,775
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 04/16/2025(b)	8,910,000	8,063,550
YI LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024(b)	4,005,983	4,000,976
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 03/06/2026(b)	4,357,143	4,106,607
		151,486,580

Home Furnishings - 0.48%
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan:
1M US L + 3.25%, 12/13/2023	182,151	176,231
1M US L + 3.25%, 12/13/2023	674,587	654,350
Hayward Industries, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 08/05/2024	358,813	352,085
Serta Simmons Bedding LLC, Second Lien Initial Term Loan, 1M US L + 8.00%, 11/08/2024	4,786,804	2,173,209
		3,355,875

Industrial Equipment - 4.98%
AI Alpine AT BidCo GmbH, First Lien Facility B Term Loan, 1M US L + 3.25%, 10/31/2025(b)	808,193	797,081
Apex Tool Group LLC, First Lien Second Amendment Term Loan, 1M US L + 3.75%, 02/01/2022	5,183,511	4,997,786
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 07/19/2024(b)	4,393,100	4,283,272
Helix Acquisition Holdings, Inc., First Lien 2018 New Term Loan, 3M US L + 3.75%, 09/30/2024	3,789,626	3,718,571
Justrite Safety Group:
3M US L + 4.50%, 06/26/2026(b)	335,942	335,522
3M US L + 4.50%, 06/26/2026(b)	2,754,725	2,751,281
LTI Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 09/06/2025	1,968,595	1,865,864
1M US L + 6.75%, 09/07/2026	1,276,596	1,189,149
Robertshaw US Holding Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/28/2025(b)	3,783,811	3,500,025
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	4,200,000	4,123,875
Titan Acquisition, Ltd., First Lien Initial Term Loan, 1M US L + 3.00%, 03/28/2025	7,437,033	7,119,918
		34,682,344

Insurance - 1.48%
APCO Holdings LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 06/06/2025	4,379,598	4,390,547
Cypress Intermediate Holdings III, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 03/31/2025	2,790,698	2,818,605
HIG Finance 2, Ltd., First Lien Initial Dollar Term Loan, 1M US L + 3.50%, 12/13/2024	644,518	644,337
Outcomes Group Holdings, Inc., Second Lien Term Loan:
3M US L + 3.50%, 10/24/2025	1,302,545	1,287,892
3M US L + 7.50%, 10/26/2026	1,153,846	1,148,077
		10,289,458

Leisure Goods/Activities/Movies - 1.73%
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	1,578,030	1,583,285
Travelport Finance S.à r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	7,200,000	6,792,732
United PF Holdings LLC, First Lien Term Loan:
1M US L + 4.50%, 06/10/2026	3,103,079	3,110,837
1M US L + 8.50%, 06/10/2027(b)	577,027	572,699
		12,059,553

Semi-Annual Report | June 30, 2019	41

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Lodging & Casinos - 0.66%
Casablanca US Holdings, Inc., First Lien Amendment No. 2 Initial Term Loan, 3M US L + 4.00%, 03/29/2024(b)	$4,740,000	$4,621,500

Nonferrous Metals/Minerals - 1.39%
Aleris International, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 02/27/2023	4,779,310	4,791,259
American Rock Salt Co. LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 03/21/2025	2,892,065	2,892,065
Murray Energy Corp., First Lien Superpriority B-2 Term Loan, 3M US L + 7.25%, 10/17/2022	2,903,567	1,962,332
		9,645,656

Oil & Gas - 3.66%
Ascent Resources - Marcellus LLC, First Lien Initial Term Loan, 1M US L + 6.50%, 03/30/2023(b)	1,234,568	1,222,222
Equitrans Midstream Corp., First Lien Holdco B Facility Term Loan, 1M US L + 4.50%, 01/31/2024	2,016,892	2,033,703
Keane Group Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 05/26/2025	3,564,000	3,525,384
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	3,673,469	3,660,465
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 01/31/2025	1,335,314	1,278,570
Petroleum GEO-Services ASA, First Lien Extended Term Loan, 3M US L + 2.50%, 03/19/2021	3,382,368	3,261,567
Sheridan Investment Partners I LLC, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	3,043,366	2,176,006
Sheridan Production Partners I LLC, First Lien Deferred Principal Term Loan:
3M US L + 0.00%, 10/01/2019(b)	15,933	11,286
3M US L + 0.00%, 10/01/2019(b)	120,242	85,167
3M US L + 0.00%, 10/01/2019(b)	9,732	6,893
Sheridan Production Partners I-A LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	403,271	288,339
Sheridan Production Partners I-M LP, First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	246,320	176,119
Traverse Midstream Partners LLC, First Lien Advance Term Loan, 3M US L + 4.00%, 09/27/2024	4,868,320	4,826,574
UTEX Industries, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/20/2022	3,181,818	2,908,707
		25,461,002

Property & Casualty Insurance - 1.61%
Applied Systems, Inc., Second Lien Initial Term Loan, 3M US L + 7.00%, 09/19/2025	303,030	307,121
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1M US L + 6.50%, 08/04/2025	9,089,314	9,236,107
Confie Seguros Holding II Co., First Lien B Term Loan, 3M US L + 4.75%, 04/19/2022	1,687,293	1,664,793
		11,208,021

Publishing - 1.63%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	4,455,224	4,410,672
Recorded Books, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 08/29/2025	2,611,842	2,620,017
Southern Graphics, Inc., Second Lien Initial Term Loan:
2M US L + 3.25%, 12/31/2022	1,219,527	1,023,647
2M US L + 7.50%, 12/31/2023(b)	4,500,000	3,285,000
		11,339,336

Radio & Television - 0.21%
Gray Television, Inc., First Lien B-2 Term Loan, 1M US L + 2.25%, 02/07/2024	500,000	498,625
iHeartCommunications, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 05/01/2026	500,000	501,213
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	497,381	482,044
		1,481,882

42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Retailers (except food & drug) - 1.97%
Academy, Ltd., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2022	$1,973,114	$1,416,696
Apro LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 08/08/2024	2,359,322	2,369,644
Ascena Retail Group, Inc., First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/19/2022	2,746,719	1,807,108
FBB Holdings III, Inc., First Lien Initial Term Loan:
3M US L + 9.00%, 02/07/2024(b)	556,946	529,098
3M US L + 7.00%, 01/31/2025(b)	189,025	130,428
Neiman Marcus Group, Ltd. LLC, First Lien Cash Pay/PIK Extended Term Loan, 1M US L + 6.50%, 10/25/2023	1,822,881	1,599,578
Petco Animal Supplies, Inc., First Lien Term Loan, 3M US L + 3.25%, 01/26/2023	1,557,318	1,212,761
Pier 1 Imports US, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 04/30/2021(b)	1,979,167	494,792
Spencer Spirit Holding/Gift, First Lien Initial Term Loan, 3M US L + 6.00%, 06/19/2026	4,270,000	4,186,393
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 11/16/2017(b)(d)	2,169,639	4,339
		13,750,837

Steel - 1.03%
Can Am Construction, Inc., First Lien Closing Date Term Loan, 1M US L + 5.00%, 07/01/2024(b)	6,193,794	6,007,979
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 03/01/2025	1,197,899	1,187,418
		7,195,397

Surface Transport - 1.20%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026	6,000,000	5,782,500
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 02/05/2024	2,565,877	2,553,048
		8,335,548

Telecommunications - 4.07%
Alorica, Inc., First Lien New B Term Loan, 1M US L + 3.75%, 06/30/2022	2,697,303	2,609,640
Avaya, Inc., First Lien Tranche B Term Loan, 1M US L + 4.25%, 12/15/2024	7,351,014	7,047,785
Cyxtera DC Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 05/01/2025	902,256	790,444
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	3,377,574	3,374,416
Masergy Holdings, Inc., Second Lien Initial Term Loan:
3M US L + 3.25%, 12/15/2023	1,819,928	1,794,904
3M US L + 7.50%, 12/16/2024	1,766,917	1,740,414
Peak 10 Holding Corp., First Lien Initial Term Loan:
3M US L + 3.50%, 08/01/2024	3,572,727	3,291,393
3M US L + 7.25%, 08/01/2025	3,857,143	3,252,053
Securus Technologies Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 11/01/2024	457,826	427,305
Vertiv Group Corp., First Lien B Term Loan, 3M US L + 4.00%, 11/30/2023	4,201,217	4,001,660
		28,330,014

Utilities - 2.88%
Brookfield WEC Holdings, Inc., First Lien Initial Term Loan:
1M US L + 3.50%, 07/31/2025	5,492,138	5,491,753
1M US L + 6.75%, 08/03/2026	747,664	758,531
Granite Acquisition, Inc., Second Lien B Term Loan, 3M US L + 7.25%, 12/19/2022	5,742,624	5,757,900
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 11/13/2021	1,572,983	1,541,523
Moxie Liberty LLC, First Lien Construction B-1 Advance Term Loan, 3M US L + 6.50%, 08/21/2020	6,708,966	6,066,046

Semi-Annual Report | June 30, 2019	43

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Utilities (continued)
Moxie Patriot LLC, First Lien Construction B-1 Advances Term Loan, 3M US L + 5.75%, 12/19/2020	$427,994	$411,409
		20,027,162

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $990,310,566)		957,546,880

CORPORATE BONDS - 20.78%
Automotive - 0.28%
IAA, Inc. 5.500%, 06/15/2027(e)	494,000	514,995
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc. 7.875%, 10/01/2022(e)	1,500,000	1,432,500
		1,947,495

Building & Development - 3.45%
Builders FirstSource, Inc. 6.750%, 06/01/2027(e)	429,000	454,740
Great Lakes Dredge & Dock Corp. 8.000%, 05/15/2022	4,874,000	5,172,533
Hillman Group, Inc. 6.375%, 07/15/2022(e)	1,300,000	1,157,000
Northwest Hardwoods, Inc. 7.500%, 08/01/2021(e)	3,211,000	1,974,765
NWH Escrow Corp. 7.500%, 08/01/2021(e)	4,918,000	2,999,980
PriSo Acquisition Corp. 9.000%, 05/15/2023(e)	13,060,000	12,260,075
		24,019,093

Business Equipment & Services - 0.82%
Allied Universal Holdco LLC 6.625%, 07/15/2026(e)	3,978,000	4,052,587
Clean Harbors, Inc.:
4.875%, 07/15/2027(e)	1,100,000	1,120,735
5.125%, 07/15/2029(e)	544,000	556,240
		5,729,562

Chemical & Plastics - 0.49%
Pinnacle Operating Corp. 9.000%, 11/15/2020(e)	2,000,000	1,720,000
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/01/2026(e)	1,621,000	1,673,683
		3,393,683

Containers & Glass Products - 1.01%
ARD Securities Finance SARL 8.750%, 01/31/2023(e)(f)	1,418,875	1,436,611
Flex Acquisition Co., Inc. 6.875%, 01/15/2025(e)	1,192,000	1,084,720
Trident Merger Sub, Inc. 6.625%, 11/01/2025(e)	4,800,000	4,500,000
		7,021,331

Diversified Insurance - 2.36%
HUB International, Ltd. 7.000%, 05/01/2026(e)	1,281,000	1,301,816
NFP Corp. 6.875%, 07/15/2025(e)	5,084,000	5,050,700
York Risk Services Holding Corp. 8.500%, 10/01/2022(e)	12,200,000	10,095,500
		16,448,016

Drugs - 0.91%
Avantor, Inc. 9.000%, 10/01/2025(e)	5,667,000	6,332,872

44	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Ecological Services & Equipment - 0.80%
GFL Environmental, Inc.:
5.375%, 03/01/2023(e)	$2,884,000	$2,869,580
7.000%, 06/01/2026(e)	186,000	190,883
8.500%, 05/01/2027(e)	2,298,000	2,478,967
		5,539,430

Electronics/Electrical - 1.83%
Banff Merger Sub, Inc. 9.750%, 09/01/2026(e)	2,816,000	2,456,960
Global A&T Electronics, Ltd. 8.500%, 01/12/2023	5,455,007	5,120,526
Riverbed Technology, Inc. 8.875%, 03/01/2023(e)	7,723,000	5,193,718
		12,771,204

Equipment Leasing - 0.16%
Fly Leasing, Ltd. 6.375%, 10/15/2021	1,100,000	1,128,875

Food Service - 0.20%
CEC Entertainment, Inc. 8.000%, 02/15/2022	1,369,000	1,384,401

Food/Drug Retailers - 0.30%
eG Global Finance PLC 6.750%, 02/07/2025(e)	2,113,000	2,101,801

Healthcare - 1.83%
Envision Healthcare Corp. 8.750%, 10/15/2026(e)	6,250,000	4,359,375
Team Health Holdings, Inc. 6.375%, 02/01/2025(e)	3,500,000	2,695,000
Tenet Healthcare Corp. 7.000%, 08/01/2025	5,714,000	5,714,000
		12,768,375

Industrial Equipment - 0.16%
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC 7.750%, 04/15/2026(e)	1,250,000	1,128,125

Leisure Goods/Activities/Movies - 0.97%
Cedar Fair LP 5.250%, 07/15/2029(e)	929,000	949,902
Mood Media Borrower LLC / Mood Media Co.-Issuer, Inc. 6M US L + 6.00%, 8.00% PIK, 07/01/2024(a)	6,573,214	5,767,996
		6,717,898

Oil & Gas - 1.32%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 7.750%, 04/15/2023	6,600,000	6,352,500
CSI Compressco LP / CSI Compressco Finance, Inc. 7.250%, 08/15/2022	800,000	722,000
Talos Production LLC / Talos Production Finance, Inc. 11.000%, 04/03/2022	2,000,000	2,117,500
		9,192,000

Property & Casualty Insurance - 1.64%
AssuredPartners, Inc. 7.000%, 08/15/2025(e)	4,545,000	4,539,319
GTCR AP Finance, Inc. 8.000%, 05/15/2027(e)	955,000	962,162
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/2024(e)	5,450,000	5,920,063
		11,421,544

Publishing - 0.58%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 05/15/2024(e)	4,320,000	4,017,600

Radio & Television - 0.34%
Entercom Media Corp. 6.500%, 05/01/2027(e)	336,000	350,280

Semi-Annual Report | June 30, 2019	45

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Value

Radio & Television (continued)
Univision Communications, Inc. 5.125%, 05/15/2023(e)	$2,070,000	$2,033,775
		2,384,055

Telecommunications - 1.33%
Digicel, Ltd. 6.000%, 04/15/2021(e)	2,250,000	1,721,250
Frontier Communications Corp.:
10.500%, 09/15/2022	750,000	511,875
7.125%, 01/15/2023	4,000,000	2,410,000
Sprint Communications, Inc. 6.000%, 11/15/2022	3,450,000	3,605,250
Vertiv Group Corp. 9.250%, 10/15/2024(e)	1,022,000	983,675
		9,232,050

TOTAL CORPORATE BONDS
(Cost $156,984,608)		144,679,410

	Shares
COMMON STOCK - 2.06%
Building & Development - 0.00%
Baan Rock Garden PCL(b)	164,832	–

Business Equipment & Services - 0.13%
Expanse Energy(b)(g)	169,664	933,152

Leisure goods/activities/movies - 0.33%
Mood Media Corp.(b)(g)	3,709,356	2,262,707

Oil & Gas - 1.60%
Ascent Resources - Equity(b)(g)	886,921	2,328,168
Ridgeback Resources Inc.(b)(g)	1,201,345	6,926,161
SandRidge Energy, Inc.(g)	135,154	935,266
Templar Energy LLC(b)(g)	197,643	–
Titan Energy LLC(g)	29,318	819
Total Safety Holdings, LLC(g)	2,951	973,830
		11,164,244

TOTAL COMMON STOCK
(Cost $42,341,121)		14,360,103

PREFERRED STOCK - 0.00%
Oil & Gas - 0.00%
Templar Energy LLC(b)(g)	131,013	–

TOTAL PREFERRED STOCK
(Cost $1,310,126)		–

WARRANTS - 0.00%(h)
Oil & Gas - 0.00%
Ascent Resources Marcellus LLC expires 3/30/2023 at $6.15(b)(g)	229,630	6,889

TOTAL WARRANTS
(Cost $25,062)		6,889

46	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

June 30, 2019 (Unaudited)

Value
Total Investments - 160.35%
(Cost $1,190,971,483)	$1,116,593,282

Liabilities in Excess of Other Assets - (1.01)%	(6,988,673)

Mandatory Redeemable Preferred Shares - (6.50)%
(liquidation preference plus distributions payable on term preferred shares)	(45,267,743)

Leverage Facility - (52.85)%	(368,000,000)

Net Assets - 100.00%	$696,336,866

Amounts above are shown as a percentage of net assets as of June 30, 2019.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment In Kind

Libor Rates:

1W US L - 1 Week LIBOR as of June 30, 2019 was 2.37%
1M US L - 1 Month LIBOR as of June 30, 2019 was 2.40%
2M US L - 2 Month LIBOR as of June 30, 2019 was 2.33%
3M US L - 3 Month LIBOR as of June 30, 2019 was 2.32%
6M US L - 6 Month LIBOR as of June 30, 2019 was 2.20%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of June 30, 2019. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2019, the Fund has unfunded delayed draw loans in the amount of $872,694. Fair value of these unfunded delayed draw loans was $843,280.

(d)	Security is in default as of period end and is therefore non-income producing.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $104,671,954, which represented approximately 15.03% of net assets as of June 30, 2019. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(f)	Option to convert to pay-in-kind security.

(g)	Non-income producing security.

(h)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	47

Blackstone / GSO Funds	Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at fair value (Cost $400,934,611, $351,470,253 and $1,190,971,483, respectively)	$381,701,087	$335,158,373	$1,116,593,282
Cash	12,071,226	7,795,889	22,457,890
Receivable for investment securities sold	2,540,751	2,057,541	2,217,907
Interest receivable	1,507,014	1,956,045	6,548,769
Receivable for dividend reinvest	31,048	11,432	–
Prepaid expenses and other assets	211,921	77,861	122,702
Total Assets	398,063,047	347,057,141	1,147,940,550

LIABILITIES:
Payable for investment securities purchased	14,411,758	12,853,465	36,241,583
Leverage facility	127,000,000	110,500,000	368,000,000
Interest due on leverage facility	338,498	218,042	712,979
Accrued investment advisory fee payable	284,160	201,832	915,419
Accrued fund accounting and administration fees payable	89,936	69,157	210,392
Accrued trustees' fees payable	20,608	15,198	62,484
Other payables and accrued expenses	269,519	317,377	522,038
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(146,202) and $(328,954), respectively)(a)	–	19,853,798	44,671,046
Distributions payable on mandatory redeemable preferred shares	–	118,997	267,743
Total Liabilities	142,414,479	144,147,866	451,603,684
Net Assets Attributable to Common Shareholders	$255,648,568	$202,909,275	$696,336,866

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$286,764,190	$236,817,083	$839,760,850
Total distributable earnings	(31,115,622)	(33,907,808)	(143,423,984)
Net Assets Attributable to Common Shareholders	$255,648,568	$202,909,275	$696,336,866

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,276,446	12,702,890	44,664,382
Net Asset Value per Common Share	$16.73	$15.97	$15.59

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

48	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$14,798,030	$13,195,730	$44,355,798
Facility and other fees	174,217	134,482	368,250
Total Investment Income	14,972,247	13,330,212	44,724,048

EXPENSES:
Investment advisory fee	1,717,093	1,218,928	5,536,073
Fund accounting and administration fees	223,584	169,027	632,242
Insurance expense	53,964	61,857	987
Legal and audit fees	162,350	137,496	286,306
Custodian fees	50,968	30,335	92,393
Trustees' fees and expenses	46,612	35,668	127,233
Printing expense	17,339	13,681	35,204
Transfer agent fees	9,612	15,714	15,289
Interest on leverage facility	2,319,589	2,001,404	6,521,650
Amortization of deferred financing costs	–	17,796	40,041
Other expenses	15,158	32,635	46,487
Distributions to mandatory redeemable preferred shares	–	358,439	806,487
Total Expenses	4,616,269	4,092,980	14,140,392
Net Investment Income	10,355,978	9,237,232	30,583,656

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(895,850)	(353,529)	(1,844,149)
Net realized loss:	(895,850)	(353,529)	(1,844,149)
Change in unrealized appreciation/(depreciation) on:
Investment securities	2,836,969	3,032,752	8,629,644
Net unrealized gain:	2,836,969	3,032,752	8,629,644
Net Realized and Unrealized Gain on Investments	1,941,119	2,679,223	6,785,495

Net Increase in Net Assets Attributable to Common Shares from Operations	$12,297,097	$11,916,455	$37,369,151

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	49

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income(a)	$10,355,978	$20,209,373	$9,237,232	$18,571,028	$30,583,656	$61,697,251
Net realized loss	(895,850)	(5,114,704)	(353,529)	(2,688,443)	(1,844,149)	(20,276,387)
Change in unrealized appreciation/(depreciation)	2,836,969	(10,111,102)	3,032,752	(14,061,219)	8,629,644	(45,020,486)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	12,297,097	4,983,567	11,916,455	1,821,366	37,369,151	(3,599,622)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(8,414,695)	(21,551,497)	(7,418,061)	(20,488,583)	(24,610,074)	(67,264,559)
Net Decrease in Net Assets from Distributions to Common Shareholders	(8,414,695)	(21,551,497)	(7,418,061)	(20,488,583)	(24,610,074)	(67,264,559)

Net asset value of common shares issued to shareholders from reinvestment of dividends	121,608	309,392	11,433	–	–	–
Net Increase from Capital Share Transactions	121,608	309,392	11,433	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	4,004,010	(16,258,538)	4,509,827	(18,667,217)	12,759,077	(70,864,181)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	251,644,558	267,903,096	198,399,448	217,066,665	683,577,789	754,441,970
End of period	$255,648,568	$251,644,558	$202,909,275	$198,399,448	$696,336,866	$683,577,789

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock (“MRPS”) are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $358,439 and $806,487, respectively, to holders of MRPS for the six months ended June 30, 2019. For the fiscal year ended December 31, 2018, the Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $722,671 and $1,626,010, respectively, to holders of MRPS. See Note 10 for details on tax characterization of distributions.

See Notes to Financial Statements.

50	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Cash Flows

For the Six Months Ended June 30, 2019 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$12,297,097	$11,916,455	$37,369,151
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(71,004,511)	(59,370,560)	(209,913,671)
Proceeds from disposition of investment securities	78,000,368	62,367,372	211,974,767
Discounts (accreted)/premiums amortized	(402,863)	(248,625)	(1,035,463)
Net realized (gain)/loss on:
Investment securities	895,850	353,529	1,844,149
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(2,836,969)	(3,032,752)	(8,629,644)
Amortization of deferred financing costs	–	17,796	40,041
(Increase)/Decrease in assets:
Interest receivable	46,101	17,223	66,468
Prepaid expenses and other assets	(45,918)	(31,954)	(122,571)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	(2,561)	(5,762)
Interest due on loan facility	(31,444)	46,655	(59,981)
Accrued investment advisory fees payable	(14,573)	(10,561)	(51,604)
Accrued fund accounting and administration expense	28,517	24,773	15,145
Accrued trustees' fees payable	579	(842)	(1,343)
Other payables and accrued expenses	(17,878)	(3,818)	(42,403)
Net Cash Provided by (Used in) Operating Activities	16,914,356	12,042,130	31,447,279

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	4,000,000	4,500,000	15,500,000
Payments on leverage facility	(1,000,000)	(1,500,000)	(9,000,000)
Distributions paid - common shareholders - net	(13,439,286)	(13,337,266)	(40,063,950)
Net Cash Provided by (Used in) Financing Activities	(10,439,286)	(10,337,266)	(33,563,950)

Net Increase/(Decrease) in Cash	6,475,070	1,704,864	(2,116,671)
Cash, beginning balance	$5,596,156	$6,091,025	$24,574,561
Cash, ending balance	$12,071,226	$7,795,889	$22,457,890

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$2,351,033	$1,954,749	$6,581,631

Reinvestment of distributions	$121,608	$11,433	–

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	51

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2019 (Unaudited)			For the Year Ended December 31, 2018		For the Year Ended December 31, 2017		For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$16.48			$17.57		$17.61		$15.96		$18.08		$19.27
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)		0.68			1.32		1.26		1.24		1.22		0.92
Net realized and unrealized gain/(loss) on investments		0.12			(1.00)		(0.14)		1.57		(2.17)		(0.84)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)		–			–		–		–		–		(0.06)
From net realized gains		–			–		–		–		–		–
Total Income/(Loss) from Investment Operations		0.80			0.32		1.12		2.81		(0.95)		0.02

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(0.55)			(1.41)		(1.16)		(1.16)		(1.17)		(0.86)
From net realized gains		–			–		–		–		–		(0.08)
From tax return of capital		–			–		–		–		–		(0.27)
Total Distributions to Common Shareholders		(0.55)			(1.41)		(1.16)		(1.16)		(1.17)		(1.21)

Net asset value per common share - end of period		$16.73			$16.48		$17.57		$17.61		$15.96		$18.08
Market price per common share - end of period		$16.88			$15.33		$18.00		$18.08		$14.85		$16.74

Total Investment Return - Net Asset Value(b)		4.94%			1.88%		6.67%		18.44%		(5.19%)		0.38%
Total Investment Return - Market Price(b)		13.83%			(7.49%)		6.44%		30.70%		(4.72%)		(4.99%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$255,649			$251,645		$267,903		$268,153		$242,874		$275,201
Ratio of expenses to average net assets attributable to common shares		3.61	%(c)		3.35%		3.01%		2.59%		2.48%		3.02	%(d)
Ratio of net investment income to average net assets attributable to common shares		8.10	%(c)		7.49%		7.11%		7.48%		6.84%		4.88	%(d)
Ratio of expenses to average managed assets(e)		2.42	%(c)		2.25%		2.02%		1.74%		1.67%		2.02	%(d)
Portfolio turnover rate		19	%(f)		88%		135%		99%		65%		66%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A		$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	(g)
Total shares outstanding (000s)		–			–		–		–		–		–
Asset coverage per share	$	N/A		$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	(g)
Liquidation preference per share	$	N/A		$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	(g)

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A		$	N/A	$	N/A	$	N/A	$	N/A		$–	(h)
Average borrowings outstanding during the period (000s)	$	N/A		$	N/A	$	N/A	$	N/A	$	N/A		$96,000	(h)
Asset coverage, end of period per $1,000		N/A			N/A		N/A		N/A		N/A		N/A	(h)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$127,000			$124,000		$132,000		$131,000		$119,500		$133,000
Average borrowings outstanding during the period (000s)		$126,801			$132,067		$132,323		$122,782		$132,372		$137,412	(i)
Asset coverage, end of period per $1,000(j)		$3,013			$3,029		$3,030		$3,047		$3,032		$3,069

52	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Annualized.
(d)	Ratios do not reflect dividend payments to preferred shareholders.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Percentage represents the results for the period and is not annualized.
(g)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.
(h)	On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.
(i)	Since first borrowing was made on October 8, 2014.
(j)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	53

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.62		$17.09	$16.94	$15.37		$17.82		$19.11
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.73		1.46	1.34	1.40		1.48		0.94
Net realized and unrealized gain/(loss) on investments	0.20		(1.32)	0.05	1.60		(2.66)		(1.03)
Total Income/(Loss) from Investment Operations	0.93		0.14	1.39	3.00		(1.18)		(0.09)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.58)		(1.61)	(1.24)	(1.43)		(1.27)		(0.96)
From net realized gains	–		–	–	–		–		(0.06)
From tax return of capital	–		–	–	–		–		(0.18)
Total Distributions to Common Shareholders	(0.58)		(1.61)	(1.24)	(1.43)		(1.27)		(1.20)

Net asset value per common share - end of period	$15.97		$15.62	$17.09	$16.94		$15.37		$17.82
Market price per common share - end of period	$15.69		$13.74	$15.92	$15.92		$13.48		$15.53

Total Investment Return - Net Asset Value(c)	6.22%		1.25%	8.85%	21.21%		(6.04%)		(0.06%)
Total Investment Return - Market Price(c)	18.56%		(4.40%)	7.90%	29.89%		(5.44%)		(6.86%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$202,909		$198,399	$217,067	$215,236		$195,204		$226,316
Ratio of expenses to average net assets attributable to common shares	4.03	%(d)	3.73%	3.03%	2.58%		2.07%		1.86%
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	4.03	%(d)	3.73%	3.03%	2.58%		2.07%		1.85%
Ratio of net investment income to average net assets attributable to common shares	9.09	%(d)	8.52%	7.82%	8.67%		8.45%		4.99%
Ratio of expenses to average managed assets(e)	2.46	%(d)	2.31%	1.93%	1.73%		1.43%		1.66%
Portfolio turnover rate	18	%(f)	75%	126%	103%		72%		66%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,119		$20,122	$20,121	$20,125	$	N/A	$	N/A
Total shares outstanding (000s)	20		20	20	20		–		–
Asset coverage , end of period per $1,000	$2,555	(g)	$2,556 (g)	$2,644 (g)	$2,905 (g)	$	N/A	$	N/A
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$110,500		$107,500	$112,000	$93,000		$96,000		$73,000
Average borrowings outstanding during the period (000s)	$110,390		$115,392	$105,633	$93,684		$100,261		$66,827 (h)
Asset coverage, end of period per $1,000(i)	$3,017		$3,032	$3,117	$3,314		$3,033		$4,100

(a)	Calculated using average common shares outstanding.

(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.

54	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	Annualized.

(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(h)	Since first borrowing was made on July 29, 2014.

(i)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	55

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.30		$16.89	$16.79	$15.20		$17.98		$19.12
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.68		1.38	1.26	1.39		1.48		1.17
Net realized and unrealized gain/(loss) on investments	0.16		(1.46)	0.10	1.54		(2.89)		(1.03)
Total Income/(Loss) from Investment Operations	0.84		(0.08)	1.36	2.93		(1.41)		0.14

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.55)		(1.51)	(1.26)	(1.34)		(1.37)		(1.17)
From net realized gains	–		–	–	–		–		(0.01)
From tax return of capital	–		–	–	–		–		(0.10)
Total Distributions to Common Shareholders	(0.55)		(1.51)	(1.26)	(1.34)		(1.37)		(1.28)

Net asset value per common share - end of period	$15.59		$15.30	$16.89	$16.79		$15.20		$17.98
Market price per common share - end of period	$14.67		$13.47	$15.71	$15.34		$13.37		$16.48

Total Investment Return - Net Asset Value(c)	5.82%		(0.02%)	8.79%	21.02%		(7.42%)		1.27%
Total Investment Return - Market Price(c)	13.10%		(5.37%)	10.75%	25.71%		(11.15%)		(0.29%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$696,337		$683,578	$754,442	$749,868		$679,029		$803,029
Ratio of expenses to average net assets attributable to common shares	4.06	%(d)	3.72%	3.29%	2.74%		2.33%		2.32%
Ratio of net investment income to average net assets attributable to common shares	8.77	%(d)	8.20%	7.38%	8.73%		8.41%		6.16%
Ratio of expenses to average managed assets(e)	2.55	%(d)	2.36%	2.10%	1.82%		1.57%		1.57%
Portfolio turnover rate	17	%(f)	76%	136%	93%		74%		76%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,268		$45,274	$45,272	$45,281	$	N/A	$	N/A
Total shares outstanding (000s)	45		45	45	45		–		–
Asset coverage, end of period per $1,000	$2,686	(g)	$2,682 (g)	$2,796 (g)	$2,777 (g)	$	N/A	$	N/A
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$368,000		$361,500	$375,000	$377,000		$331,000		$389,500
Average borrowings outstanding during the period (000s)	$368,249		$387,479	$384,195	$342,331		$382,162		$403,727
Asset coverage, end of period per $1,000(h)	$3,015		$3,015	$3,132	$2,989		$3,051		$3,062

(a)	Calculated using average common shares outstanding.

(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.

56	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	Annualized.

(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(h)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2019	57

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension will allow BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date, which is currently May 31, 2022.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

58	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

Semi-Annual Report | June 30, 2019	59

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2019:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$2,508,475	$4,836,592	$7,345,067
Automotive	–	2,231,207	1,254,841	3,486,048
Building & Development	–	21,147,968	1,115,755	22,263,723
Business Equipment & Services	–	47,421,694	9,995,137	57,416,831
Chemical & Plastics	–	7,337,891	1,244,481	8,582,372
Conglomerates	–	1,159,842	475,194	1,635,036
Containers & Glass Products	–	4,748,244	2,738,583	7,486,827
Ecological Services & Equipment	–	1,297,314	983,367	2,280,681
Electronics/Electrical	–	66,910,812	6,714,028	73,624,840
Financial Intermediaries	–	4,716,296	429,406	5,145,702
Food Service	–	8,553,573	1,274,423	9,827,996
Healthcare	–	52,423,314	7,711,682	60,134,996
Industrial Equipment	–	8,621,174	4,080,027	12,701,201
Leisure Goods/Activities/Movies	–	6,485,022	197,159	6,682,181
Lodging & Casinos	–	–	1,694,550	1,694,550
Oil & Gas	–	9,674,075	338,598	10,012,673
Publishing	–	2,919,135	1,095,000	4,014,135
Retailers (except food & drug)	–	4,793,398	228,436	5,021,834
Steel	–	356,225	1,802,394	2,158,619
Utilities	–	5,691,057	675,234	6,366,291
Other	–	58,413,678	–	58,413,678
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	3,890,336	3,890,336
Corporate Bonds	–	11,048,459	–	11,048,459
Common Stock
Oil & Gas	–	–	465,633	465,633
Warrants
Oil & Gas	–	–	1,378	1,378
Total	–	328,458,853	53,242,234	381,701,087

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$1,971,825	$3,930,300	$5,902,125
Automotive	–	347,428	836,561	1,183,989
Beverage & Tobacco	–	–	464,740	464,740
Building & Development	–	16,622,117	858,345	17,480,462
Business Equipment & Services	–	37,714,773	9,061,822	46,776,595
Chemical & Plastics	–	5,831,727	1,083,669	6,915,396
Conglomerates	–	922,817	367,325	1,290,142
Containers & Glass Products	–	3,900,135	3,052,102	6,952,237
Ecological Services & Equipment	–	1,061,439	842,886	1,904,325
Electronics/Electrical	–	48,352,410	6,462,468	54,814,878
Financial Intermediaries	–	4,282,101	351,332	4,633,433
Food Service	–	5,378,285	1,621,685	6,999,970
Healthcare	–	42,054,061	6,624,911	48,678,972
Industrial Equipment	–	6,350,301	3,292,299	9,642,600
Leisure Goods/Activities/Movies	–	4,533,522	168,993	4,702,515
Lodging & Casinos	–	1,207,025	1,386,450	2,593,475
Oil & Gas	–	6,529,726	29,227	6,558,953
Publishing	–	2,365,118	1,095,000	3,460,118
Retailers (except food & drug)	–	2,452,731	666,453	3,119,184

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Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

Blackstone / GSO Long-Short Credit Income Fund (continued)

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Steel	$–	$237,483	$1,201,596	$1,439,079
Utilities	–	5,569,125	633,032	6,202,157
Other	–	46,773,117	–	46,773,117
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	6,112,723	6,112,723
Corporate Bonds	–	40,295,322	–	40,295,322
Common Stock	261,866	–	–	261,866
Total	261,866	284,752,588	50,143,919	335,158,373

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$6,011,950	$12,563,499	$18,575,449
Automotive	–	1,253,859	4,182,802	5,436,661
Beverage & Tobacco	–	–	1,599,480	1,599,480
Building & Development	–	55,075,143	2,961,150	58,036,293
Business Equipment & Services	–	129,443,062	30,974,463	160,417,525
Chemical & Plastics	–	15,251,364	3,592,211	18,843,575
Conglomerates	–	6,452,439	1,381,863	7,834,302
Containers & Glass Products	–	13,771,470	10,318,758	24,090,228
Ecological Services & Equipment	–	3,538,131	2,856,446	6,394,577
Electronics/Electrical	–	171,371,684	26,941,543	198,313,227
Financial Intermediaries	–	17,950,191	1,171,107	19,121,298
Food Service	–	22,943,021	2,994,896	25,937,917
Healthcare	–	129,557,149	21,929,431	151,486,580
Industrial Equipment	–	23,015,163	11,667,181	34,682,344
Leisure Goods/Activities/Movies	–	11,486,854	572,699	12,059,553
Lodging & Casinos	–	–	4,621,500	4,621,500
Oil & Gas	–	24,135,434	1,325,568	25,461,002
Publishing	–	8,054,336	3,285,000	11,339,336
Retailers (except food & drug)	–	12,592,180	1,158,657	13,750,837
Steel	–	1,187,418	6,007,979	7,195,397
Other	–	152,349,799	–	152,349,799
Corporate Bonds	–	144,679,410	–	144,679,410
Common Stock
Business Equipment & Services	–	–	933,152	933,152
Leisure goods/activities/movies	–	–	2,262,707	2,262,707
Oil & Gas	936,085	973,830	9,254,329	11,164,244
Warrants
Oil & Gas	–	–	6,889	6,889
Total	936,085	951,093,887	164,563,310	1,116,593,282

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

Semi-Annual Report | June 30, 2019	61

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Preferred Stock	Warrants	Total
Balance as of December 31, 2018	$77,368,725	$5,338,520	$554,675	$144,745	$1,378	$83,408,043
Accrued discount/ premium	63,772	562	–	–	–	64,334
Realized Gain/(Loss)	48,108	(109,497)	–	–	–	(61,389)
Change in Unrealized Appreciation/(Depreciation)	17,870	266,508	(89,042)	(144,745)	–	50,591
Purchases	7,696,387	–	–	–	–	7,696,387
Sales Proceeds	(6,356,202)	(1,605,757)	–	–	–	(7,961,959)
Transfer into Level 3	7,638,457	–	–	–	–	7,638,457
Transfer out of Level 3	(37,592,230)	–	–	–	–	(37,592,230)
Balance as of June 30, 2019	$48,884,887	$3,890,336	$465,633	$–	$1,378	$53,242,234
Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2019	$(519,672)	$102,968	$(89,042)	$(144,745)	$–	$(650,491)

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Total
Balance as of December 31, 2018	$66,097,334	$6,630,969	$72,728,303
Accrued discount/ premium	54,115	461	54,576
Realized Gain/(Loss)	55,668	(64,344)	(8,676)
Change in Unrealized Appreciation/(Depreciation)	45,765	206,292	252,057
Purchases	6,394,177	–	6,394,177
Sales Proceeds	(6,117,214)	(660,655)	(6,777,869)
Transfer into Level 3	6,218,595	–	6,218,595
Transfer out of Level 3	(28,717,244)	–	(28,717,244)
Balance as of June 30, 2019	$44,031,196	$6,112,723	$50,143,919
Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2019	$(1,280,871)	$107,797	$(1,173,074)

Blackstone/GSO Strategic Credit Fund	Floating Rate Loan Interests	Common Stock	Preferred Stock	Warrants	Total
Balance as of December 31, 2018	$229,511,149	$13,989,703	$393,038	$6,889	$243,900,779
Accrued discount/ premium	190,983	–	–	–	190,983
Realized Gain/(Loss)	61,209	–	–	–	61,209
Change in Unrealized Appreciation/(Depreciation)	(142,065)	(1,539,515)	(393,038)	–	(2,074,618)
Purchases	21,183,468	–	–	–	21,183,468
Sales Proceeds	(19,673,913)	–	–	–	(19,673,913)
Transfer into Level 3	20,085,552	–	–	–	20,085,552
Transfer out of Level 3	(99,110,150)	–	–	–	(99,110,150)
Balance as of June 30, 2019	$152,106,233	$12,450,188	$–	$6,889	$164,563,310
Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2019	$(2,473,636)	$(164,921)	$(393,038)	$–	$(3,031,595)

62	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$48,884,887	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	3,890,336	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	465,633	Third-party vendor pricing service	Broker quotes	N/A
Warrants	1,378	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$44,031,196	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	6,112,723	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$152,106,233	Third-party vendor pricing service	Broker quote	N/A
Common Stock	3,261,320	Third-party vendor pricing service	Broker quote	N/A
	2,262,707	Performance Multiple Methodology	EBITDA Multiple(a)	7.25x
	6,926,161	Performance Multiple Methodology	EBITDA Multiple(a)	4.25x
			Proved & Probable PV-10(a)	0.54x
			Daily Production(a)	40.8
			Proved & Probable Reserves(a)	8.9
Warrants	6,889	Third-party vendor pricing service	Broker quotes	N/A

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Proved & Probable PV-10	Increase	Decrease
Daily Production	Increase	Decrease
Proved & Probable Reserves	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income tax provisions are required, in early 2019 BSL paid excise taxes of $2,982 for the excise tax year ended December 31, 2018. BGX and BGB did not incur an excise tax for this period.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the period ended June 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report | June 30, 2019	63

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually. On November 20, 2018, the Adviser announced that the Funds were transitioning from a strategy that seeks to maintain Fund distributions at stable levels notwithstanding increases or decreases in net income earned to a distribution strategy that is more reflective of the net income earned by the Funds.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group Inc.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee, which was at an annual rate equal to 1.00% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. If BSL’s term is extended again by shareholders beyond May 31, 2022, the management fee will return to an annual rate of 1.00% of BSL’s Managed Assets unless waived or otherwise modified. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets (defined below).

In 2018, the Funds and the Blackstone / GSO Floating Rate Enhanced Income Fund paid every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS, a retainer fee of $120,000 per annum. Effective January 1, 2019, the Funds will pay a retainer fee of $130,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also will receive a retainer fee of $10,000 per annum. The Lead Independent Trustee will also receive a retainer fee of $14,000 per annum.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as the Funds’ custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare Shareowner Services, LLC, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2019, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$72,653,065	$75,598,186
Blackstone / GSO Long-Short Credit Income Fund	60,016,156	59,657,264
Blackstone / GSO Strategic Credit Fund	197,445,843	195,663,497

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party. Fees payable to the related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

During the period ended June 30, 2019 none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the investment adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $73,960, $76,158, and $164,807 for BSL, BGX, and BGB, respectively, as of the period ended June 30, 2019 is recorded as other payables and accrued expenses on the Funds' Statements of Assets and Liabilities.

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Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
Common shares outstanding - beginning of period	15,269,106	15,251,298
Common shares issued as reinvestment of dividends	7,340	17,808
Common shares outstanding - end of period	15,276,446	15,269,106

Blackstone / GSO Long-Short Credit Income Fund	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
Common shares outstanding - beginning of period	12,702,160	12,702,160
Common shares issued as reinvestment of dividends	730	–
Common shares outstanding - end of period	12,702,890	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 7. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGB defines its managed assets as net assets plus any borrowings for investment purposes, which includes effective leverage obtained through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions ("BGB Managed Assets"). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus any borrowings for investment purposes, which includes effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At June 30, 2019, 83.6% of BSL’s Managed Assets were held in Senior Loans, 86.5% of BGX's Managed Assets were held in Secured Loans, and 99.3% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Semi-Annual Report | June 30, 2019	65

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2019, BSL, BGX and BGB had invested $46,282,001, $50,629,337 and $173,877,334, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in Collateralized Loan Obligation securities (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 8. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

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Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC (“over the counter”) financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

During the period ended June 30, 2019, BGX did not enter into any credit default swaps.

NOTE 9. LEVERAGE

On July 27, 2016 BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000, rated “AA” by Fitch Ratings. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at June 30, 2019. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of June 30, 2019 are shown on BGB’s and BGX’s Statements of Assets and Liabilities. The amount of expense amortized during the period ended June 30, 2019 is shown on BGB’s and BGX’s Statements of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of Holders of MRPS under the 1940 Act and except as otherwise provided in BGB’s and BGX’s Declarations of Trust, Bylaws, or the applicable Securities Purchase Agreements or as otherwise required by applicable law, each holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017 and as further amended and restated on June 20, 2018, to borrow up to a limit of $142 million. BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019 to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans, the “Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans, the “Tranche B Loans”). Borrowings under each Agreement are secured by the assets of each Fund.

Interest on BSL’s Leverage Facility is charged at a rate of 1.15% above LIBOR for short-term (one (1) month) LIBOR loans and 1.00% above LIBOR for long term (three (3) month, six (6) month or nine (9) month) LIBOR loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, as applicable, or such other period as the lender may agree in its sole and absolute discretion. Interest on BGB’s and BGX’s Leverage Facilities is charged at a rate of 0.85% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest period Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Semi-Annual Report | June 30, 2019	67

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL is 0.20% on the undrawn amounts and in BGB and BGX, for each of Tranche A and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At June 30, 2019, BSL, BGX, and BGB had borrowings outstanding under its respective Leverage Facility of $127,000,000, $110,500,000, and $368,000,000, at an interest rate of 3.51%, 3.46%, and 3.39%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2019. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended June 30, 2019, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rates were $126,801,105, and 3.61%, $110,389,503, and 3.59%, and $368,248,619, and 3.49%, respectively.

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2019, BSL’s, BGX’s, and BGB’s leverage represented 33.19%, 39.14% and 37.23% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 6.00% and 4.06% of Managed Assets attributable to the MRPS, respectively.

NOTE 10. TAX BASIS DISTRIBUTIONS

Ordinary income including net short-term capital gains, if any, and net long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2018, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Decrease Paid-in capital	Increase Total Distributable Earnings
Blackstone / GSO Senior Floating Rate Term Fund	$(129,867)	$129,867
Blackstone / GSO Long-Short Credit Income Fund	$(88,152)	$88,152
Blackstone / GSO Strategic Credit Fund	$(245,787)	$245,787

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Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2018 was as follows:

2018	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From: Ordinary Income	$21,551,497	$21,211,254	(a)	$68,890,569	(a)
Total	$21,551,497	$21,211,254		$68,890,569

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Under the Regulated Investment Company Modernization Act of 2010 (the "RIC Mod Act"), net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. The losses carried forward from December 31, 2018 were as follows:

Fund	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$–	$13,408,320
Blackstone / GSO Long-Short Credit Income Fund	$1,075,555	$18,473,239
Blackstone / GSO Strategic Credit Fund	$1,884,756	$67,764,612

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above. At December 31, 2018, the Funds elected to defer the following post-October losses:

Fund	Capital Losses
Blackstone / GSO Senior Floating Rate Term Fund	$117,519
Blackstone / GSO Strategic Credit Fund	4,288,118

At December 31, 2018, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$617,538	$639,202	$1,122,033
Accumulated capital losses	(13,525,839)	(19,548,794)	(73,937,486)
Unrealized depreciation	(22,089,723)	(19,375,052)	(83,094,103)
Other Cumulative effect of timing differences	–	(121,558)	(273,505)
Total	$(34,998,024)	$(38,406,202)	$(156,183,061)

At June 30, 2019, the amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities, including short-term securities, were as follows*:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$400,953,841	$351,500,673	$1,191,057,768
Gross appreciation (excess of value over tax cost)	$1,600,068	$1,972,618	$6,477,655
Gross depreciation (excess of tax cost over value)	(20,852,822)	(18,314,918)	(80,942,141)
Net unrealized depreciation	$(19,252,754)	$(16,342,300)	$(74,464,486)

*	Amounts computed using book/tax differences as of December 31, 2018.

Semi-Annual Report | June 30, 2019	69

Blackstone / GSO Funds	Notes to Financial Statements

June 30, 2019 (Unaudited)

11. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities purchased at a premium. Specifically, it required the premium to be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $36, $83,122 and $201,554 for BSL, BGX and BGB respectively, and unrealized appreciation of investments was increased by corresponding amounts. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.

NOTE 12. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On June 11, 2019, a monthly distribution of $0.111 per share was declared to common shareholders, payable on July 31, 2019 to common shareholders of record on July 24, 2019. On June 11, 2019, a monthly distribution of $0.111 per share was declared to common shareholders, payable August 30, 2019 to common shareholders of record on August 23, 2019.

Shareholder Distributions for BGX: On June 11, 2019, a monthly distribution of $0.122 per share was declared to common shareholders, payable on July 31, 2019 to common shareholders of record on July 24, 2019. On June 11, 2019, a monthly distribution of $0.122 per share was declared to common shareholders, payable August 30, 2019 to common shareholders of record on August 23, 2019.

Shareholder Distributions for BGB: On June 11, 2019, a monthly distribution of $0.114 per share was declared to common shareholders, payable on July 31, 2019 to common shareholders of record on July 24, 2019. On June 11, 2019, a monthly distribution of $0.114 per share was declared to common shareholders, payable August 30, 2019 to common shareholders of record on August 23, 2019.

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Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan

June 30, 2019 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Semi-Annual Report | June 30, 2019	71

Blackstone / GSO Funds	Additional Information

June 30, 2019 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning April 30, 2019, the Funds will be required to use new Form N-PORT on a monthly basis to disclose portfolio holdings, with every third month made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter, and Form N-Q filings will no longer be required. The Funds’ Forms N-Q or Form N-PORT will be available (1) on the Funds’ website located at http://www.blackstone-gso.com or (2) on the SEC’s website at http://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Meeting of Shareholders – Voting Results

On April 17, 2019, BSL held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BSL, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Michael F. Holland as Class II Trustee of BSL, term to expire at 2022 Annual Meeting.

	Number of Shares	% of Shares Voted
Affirmative	12,846,668	92.36%
Withheld	1,062,520	7.64%
Total	13,909,188	100.00%

Election of Daniel H. Smith, Jr. as Class II Trustee of BSL, term to expire at 2022 Annual Meeting.

	Number of Shares	% of Shares Voted
Affirmative	13,155,430	94.58%
Withheld	753,758	5.42%
Total	13,909,188	100.00%

BGX Meeting of Shareholders – Voting Results

On April 17, 2019, BGX held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BGX, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Michael F. Holland as Class I Trustee of BGX, term to expire at 2022 Annual Meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	20,000	100.00%
Withheld	–	–
Total	20,000	100.00%

Election of Daniel H. Smith, Jr. as Class I Trustee of BSL, term to expire at 2022 Annual Meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	10,454,709	88.96%
Withheld	1,297,148	11.04%
Total	11,751,857	100.00%

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Blackstone / GSO Funds	Additional Information

June 30, 2019 (Unaudited)

BGB Meeting of Shareholders – Voting Results

On April 17, 2019, BGB held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BGB, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Michael F. Holland as Class III Trustee of BGB, term to expire at 2022 Annual Meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	45,000	100.00%
Withheld	–	–
Total	45,000	100.00%

Election of Daniel H. Smith, Jr. as Class III Trustee of BGB, term to expire at 2022 Annual Meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	38,605,343.5	95.25%
Withheld	1,924,511.0	4.75%
Total	40,529,854.5	100.00%

Semi-Annual Report | June 30, 2019	73

Blackstone / GSO Funds	Privacy Procedures

June 30, 2019 (Unaudited)

This privacy policy sets forth the Investment Manager’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Investment Manager. These policies apply to individuals only and are subject to change.

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and income

●   Assets and investment experience

●   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.privacy@blackstone.com

Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

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Blackstone / GSO Funds	Privacy Procedures

June 30, 2019 (Unaudited)

How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●   open an account or give us your income information

●   provide employment information or give us your contact information

●   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

GDPR PRIVACY STATEMENT

DATA PRIVACY NOTICE FOR INVESTORS

Why are you seeing this notice?

●	This Data Privacy Notice applies to you to the extent that European Union (“EU”) data protection legislation applies to our processing of your Personal Data (defined below) or to the extent you are a resident of the EU or the European Economic Area (“EEA”). If this Data Privacy Notice applies to you, you have certain rights with respect to your Personal Data which are contained in this Data Privacy Notice.

●	You may need to provide Personal Data to us as part of your investment into a Fund.

●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates.

Semi-Annual Report | June 30, 2019	75

Blackstone / GSO Funds	Privacy Procedures

June 30, 2019 (Unaudited)

●	“Personal Data” has the meaning given in the EU data protection legislation and includes any information relating to an identifiable individual (such as name, address, date of birth or economic information).

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund, (ii) GSO / Blackstone Debt Funds Management LLC, (the “Investment Adviser”), (iii), their respective affiliates, and in each case such persons’ legal and other advisors and agents (together, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your Personal Data, the Fund acts as a “data controller”. In simple terms, this means that:

●	we “control” the Personal Data that you provide – including making sure that it is kept secure

●	we make certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law

What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

●	name, date of birth, country(ies) of citizenship, mailing and permanent address, email address, and telephone number
●	photo identification, including passports, driving license, and other government-issued IDs
●	bank and brokerage account information, including routing and account numbers
●	national insurance number and tax identification number

●	source of wealth, employment information, education history, number of dependents and income
●	assets and liabilities
●	investment strategy, experience, and activity

●	risk tolerance and transaction history
●	internet protocol address

●	cookie identification
●	information about your third-party representatives

The Personal Data collected about you will help us provide you with a better service and facilitate our business relationship.

●	We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you, in some circumstances.
●	This will include Personal Data collected in an online or offline context.

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Blackstone / GSO Funds	Privacy Procedures

June 30, 2019 (Unaudited)

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

●   from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This will include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

●   when you provide it to us in correspondence and conversations

●   when you make transactions with respect to the Fund

●   when you purchase shares from us and/or tell us where to send money

Personal Data we obtain from others

●   publicly available and accessible directories and sources

●   bankruptcy registers

●   tax authorities, including those that are based outside the United Kingdom and the EEA if you are subject to tax in another jurisdiction

●   governmental and competent regulatory authorities to whom we have regulatory obligations

Why do we process your Personal Data?

We process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●   administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our funds

●   meet the resulting contractual obligations we have to you

●   facilitate the continuation or termination of the contractual relationship between you and the Fund

●   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

●   undertake our client and investor due diligence, and on-boarding checks

●   carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

●   verify the identity and addresses of our investors (and, if applicable their beneficial owners)

●   comply with requests from regulatory, governmental, tax and law enforcement authorities

●   surveillance and investigation

●   carry out audit checks

●   maintain statutory registers

●   prevent and detect fraud

●   comply with sanctions laws

Semi-Annual Report | June 30, 2019	77

Blackstone / GSO Funds	Privacy Procedures

June 30, 2019 (Unaudited)

Our legitimate interests

For our legitimate interests or those of a third party to:

●   manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

●   assess and process any applications or requests made by you

●   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund

●   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund

●   address or investigate any complaints, claims, proceedings or disputes

●   provide you with, and inform you about, our investment products and services

●   monitor and improve our relationships with investors

●   comply with applicable regulatory obligations

●   manage our risk and operations

●   comply with our accounting and tax reporting requirements

●   comply with our audit requirements

●   assist with internal compliance with our policies and process

●   ensure appropriate group management and governance

●   keep our internal records

●   prepare reports on incidents / accidents

●   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●   analyse and manage commercial risks

●   seek professional advice, including legal advice

●   enable any actual or proposed, assignee or transferee, participant or sub-participant of the Fund's or

●   Fund vehicles' rights or obligations to evaluate proposed transactions

●   facilitate business asset transactions involving the

●   Fund or Fund-related vehicles

●   monitor communications to/from us using our systems

●   protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with

We will share your Personal Data with the following persons for the following reasons:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is to: ● manage our relationship with you ● the purposes set out in this Data Privacy Notice
Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

●   delivering the services you require

●   managing your investment

●   supporting and administering investment-related activities

●   complying with applicable investment laws and regulations

Fund and investment specific details of these third parties can be found in the relevant subscription documents you have been provided with

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Blackstone / GSO Funds	Privacy Procedures

June 30, 2019 (Unaudited)

Tax Authorities

●   to comply with applicable laws and regulations

●   where required by EEA tax authorities (who, in turn, may share your Personal Data with foreign tax authorities)

●   where required by foreign tax authorities, including outside of the EEA

Service Providers	● delivering and facilitating the services needed to support our business relationship with you ● supporting and administering investment-related activities
Our lawyers, auditors and other professional advisors	● providing you with investment-related services ● to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

●	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory

●	organisations and agencies – where we are required to do so by law

Do you have to provide us with this Personal Data?

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Where we collect Personal Data from you that is purely voluntary and there are no implications for you if you do not wish to provide us with it, we will indicate as such.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data internationally

We will transfer your Personal Data to our group members, shareholders of the Fund and related parties, and to third party service providers outside of the EEA, which do not have similarly strict data protection and privacy laws.

Where we transfer Personal Data to other members of our group, or our service providers, we have put in place data transfer agreements and safeguards using European Commission approved terms.

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data.

If we do, you have the right to withdraw this consent at any time.

Please contact us or send us an email at GDPRqueries@blackstone.com at any time if you wish to do so.

Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

●	We will generally retain Personal Data about you throughout the life cycle of any investment you are involved in

●	Some Personal Data will be retained after your relationship with us ends. As a general principle, we do not retain your Personal Data for longer than we need it.

Semi-Annual Report | June 30, 2019	79

Blackstone / GSO Funds	Privacy Procedures

June 30, 2019 (Unaudited)

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any investment vehicle related to the Fund and there is no longer any legal or regulatory requirement or other legitimate business purpose for retaining your Personal Data.

Your rights

You have certain data protection rights, including:

●	the right to access your Personal Data

●	the right to restrict the use of your Personal Data

●	the right to have incomplete or inaccurate Personal Data corrected

●	the right to ask us to stop processing your Personal Data
●	the right to require us to delete your Personal Data in some limited circumstances

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. A list of the EU data protection authorities is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080.

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email at GDPRqueries@blackstone.com.

Contact us in writing using the address below:

Address	The Blackstone Group Inc. Attn: Legal and Compliance 345 Park Avenue New York, NY 10154

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review.

This Data Privacy Notice was last updated on May 24, 2018.

80	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreement

June 30, 2019 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), Blackstone / GSO Long-Short Credit Income Fund (“BGX”), and Blackstone / GSO Strategic Credit Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each an “Agreement” and, collectively, the “Agreements”) with the Fund’s investment adviser, GSO / Blackstone Debt Funds Management LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 30, 2019, the Board of each Fund, including the Independent Trustees, considered and approved the continuation of each Agreement for an additional one-year term. To assist in its consideration of the renewal of each of the Agreements, the Board requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person in a private session (the “Review Session”) prior to the Contract Renewal Meeting with counsel to the Independent Trustees (“Independent Counsel”) to review Contract Renewal Information received to that time. No representatives of the Funds, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under the Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Funds under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Funds by the Adviser under the Agreements. The Board also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act and considered each Fund’s compliance record during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of the corporate parent of the Adviser, The Blackstone Group Inc., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar CEF Classification of US Senior Loan Funds Leveraged classification (the “Morningstar Senior Loan Leveraged Classification”), which consisted of 31 closed-end funds. The Peer Group funds were selected primarily from the Morningstar Senior Loan Leveraged Classification to be more comparable to the Funds based upon Broadridge’s consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology used by Broadridge to select each Fund’s Peer Group. On May 23, 2019, each of the members of the Board and Independent Counsel participated in a conference call with Broadridge regarding the Broadridge Performance Information, including its peer grouping methodology and reporting format. Representatives of the Adviser also participated on that conference call. The Board noted Broadridge’s advice that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for peer grouping.

The Peer Group for BSL consisted of eleven funds, including BSL, for each of the 1-, 3- and 5-year periods ended March 31, 2019 (such periods being hereinafter called the “1-year period”, the “3-year period” and the “5-year period”, respectively) with an emphasis on strategies that have high historical net portfolio allocations to bank loans. There was a single Peer Group for BGX and BGB, which consisted of ten funds, including both BGX and BGB, for each of the 1-, 3- and 5-year periods. The Peer Group for BGX and BGB included funds with historical portfolio allocations to bank loans greater than 20% and allowances for high-yield bonds. Most Peer Group funds, like BGX and BGB, had a majority of assets allocated to bank loans, while two Peer Group funds had less than 50% of assets in bank loans. Funds from outside the Morningstar Senior Loan Leveraged Classification with portfolio allocations to bank loans higher than 20% were included in the Peer Group for BGX and BGB. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its Peer Group funds. The Board considered the return volatility and Sharpe ratio (a measure of risk-weighted return) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

Semi-Annual Report | June 30, 2019	81

Blackstone / GSO Funds	Approval of Investment Advisory Agreement

June 30, 2019 (Unaudited)

BSL

The Broadridge Performance Information comparing BSL’s performance to that of the Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, measured on a gross return basis, ranked third among its Peer Group funds for the 1-year period; ranked first among its Peer Group funds for the 3-year period; and ranked fourth among its Peer Group funds for the 5-year period. In these performance rankings, first represents the fund with the best returns in the Peer Group, whether measured on a gross or net return basis. BSL’s returns, measured on a net return basis, ranked fourth among its Peer Group funds for the 1-year period; ranked first among its Peer Group funds for the 3-year period; and ranked third among its Peer Group funds for the 5-year period. Whether measured on a gross or net return basis, BSL’s returns were better than the Peer Group median performance for each of the 1-, 3- and 5-year periods. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information showed that, measured on a gross return basis, BSL outperformed its benchmark for each of the 1-, 3-, and 5-year periods. Measured on a net return basis, BSL underperformed its benchmark for the 1-year period but outperformed its benchmark for each of the 3- and 5-year periods. The Broadridge Performance Information noted that BSL’s Sharpe ratio (a measure of risk-weighted return) compared favorably relative to the Peer Group indicating that BSL performed well relative to the Peer Group on a risk-adjusted basis too. On a gross return basis, BSL’s Sharpe ratio ranked first (i.e. best), first and eighth among its Peer Group funds, respectively, for the 1-, 3- and 5-year periods. On a net return basis, BSL’s Share ratio ranked fourth, first and eighth, respectively, among its Peer Group funds for the 1-, 3- and 5-year periods.

BGX

The Broadridge Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s returns, measured on a gross return basis, ranked third among its Peer Group funds for the 1-year period; ranked fifth among its Peer Group funds for the 3-year period; and ranked sixth among its Peer Group funds for the 5-year period. BGX’s returns, measured on a net return basis, ranked fifth among its Peer Group funds for each of the 1- and 3-year periods and ranked seventh among its Peer Group funds for the 5-year period. The Fund’s gross and net returns were better than the Peer Group median return in each of the 1- and 3-year periods and slightly below, but in line with, the Peer Group median for the 5-year period. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGX on a gross return basis outperformed its benchmark for each of the 1-, 3-, and 5-year periods. On a net return basis, BGX underperformed its benchmark for the 1-year period but outperformed its benchmark for each of the 3- and 5-year periods. The Adviser noted, and the Broadridge Performance Information showed, that BGX’s Sharpe ratio on a gross or net return basis compared favorably to the other Peer Group funds for the 1- and 3-year periods, and was in line with the median Peer Group Sharpe ratio for the 5-year period.

BGB

The Broadridge Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s returns, measured on a gross return basis, ranked eighth among its Peer Group funds for the 1-year period and ranked seventh among its Peer Group funds for each of the 3- and 5-year periods. BGB’s returns, measured on a net return basis, ranked ninth among its Peer Group funds for the 1-year period; ranked seventh among its Peer Group funds for the 3-year period; and ranked tenth among its Peer Group funds for the 5-year period. The Fund’s returns on both a gross and net return basis were worse than the Peer Group median performance for each of the 1-, 3- and 5-year periods. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGB on a gross basis outperformed its benchmark for each of the 1-, 3- and 5-year periods. On a net return basis, BGB underperformed its benchmark for the 1-year period, outperformed its benchmark for the 3-year period and, while slightly worse, was in line with its benchmark indices for the 5-year period. The Broadridge Performance Information showed that BGB’s Sharpe ratio, on a gross return basis, was ranked seventh among its Peer Group funds for the 1-year period; fourth among the Peer Group funds for the 3-year period; and ninth among the Peer Group funds for the 5-year period. BGB’s Sharpe ratio on a net return basis was ranked ninth for the 1-year period; fifth for the 3-year period; and ninth for the five year period.

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons difficult. Broadridge itself noted that the relatively limited number of closed-end funds compared to the open-end funds poses particular challenges for peer grouping. The Adviser questioned whether the Morningstar Senior Loan Leveraged Classification provided relevant and appropriate performance comparisons in the case of BGX and BGB in light of their broader investment strategies. The Adviser also noted the particular limitations of the BGX and BGB Peer Groups, highlighting the wide range of investment strategies employed and returns achieved by funds in those Peer Groups (relative to the BSL Peer Group). In addition to the Broadridge Performance Information, the Board considered and gave significant weight to information provided by the Adviser regarding the Funds and the Morningstar Senior Loan Leveraged Classification and their respective Peer Groups as to differences in each fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics.

82	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreement

June 30, 2019 (Unaudited)

The Board also noted the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios as well as the Adviser’s arranging and management of the respective Funds’ leverage. Significantly, the Adviser noted that the leadership of the Funds’ portfolio management team changed in October 2015 and that the portfolio of each Fund had been repositioned to implement the strategies of the new team with a meaningful improvement in the Funds’ recent performance, particularly BSL. The Board gave significant weight to the changes made to the portfolio management team to address the Funds’ performance and to the Funds’ performance history under the new portfolio management team. Based on its review and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of each Fund’s Agreement for an additional period of one year would be consistent with the interests of the Fund’s shareholders.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) prepared by Broadridge, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with the Morningstar Senior Loan Leveraged Classification and the Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

BSL

The eleven funds in BSL’s Peer Group had average common share net assets ranging from $112.80 million to $879.60 million. Seven of the other funds in the Peer Group were larger than BSL and three were smaller. The Broadridge Expense Information, comparing BSL’s actual total expenses to the Peer Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) compared on the basis of common share net assets ranked ninth among the eleven funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. In these expense component rankings, first is best (i.e., lowest). The Fund’s actual total expenses compared on the basis of common share net assets ranked tenth among the funds in the Peer Group and were higher than the Peer Group median for that expense component. The Adviser noted that BSL’s term was extended effective November 17, 2017 and that BSL’s Advisory Fee was reduced in connection with its term extension.

BGX

The ten funds in BGX’s Peer Group (which was the same as BGB’s Peer Group and included both BGX and BGB) had average common share net assets ranging from $162.40 million to $968.50 million. Seven of the other funds in the Peer Group were larger than BGX and two were smaller. The Broadridge Expense Information, comparing BGX’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share net assets ranked second among the funds in the Peer Group and was better (i.e., lower) than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked ninth among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

BGB

The ten funds in BGB’s Peer Group (which was the same as BGX’s Peer Group and included both BGB and BGX) had average common share net assets ranging from $162.40 million to $968.50 million. Two of the other funds in the Peer Group were larger than BGB and seven were smaller. The Broadridge Expense Information, comparing BGB’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share net assets ranked ninth among the funds in the Peer Group and was higher than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share net assets ranked eighth among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

The Broadridge Expense Information noted that the gross expense ratios of BSL, BGX and BGB increased significantly in the past year due to increases in their leverage interest expense as applicable borrowing rates generally rose.

In its evaluation of the Advisory Fee and Broadridge Expense Information for each Fund, the Board took into account the complexity of such Fund’s investment program and the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including the Adviser’s prominence in the leveraged finance market and the strength of its investment management team and trading and middle office support. The Board further noted Broadridge’s advice that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for peer grouping and that the small number and varying sizes of funds in the Funds’ Peer Groups made meaningful expense comparisons difficult. The Board considered the Adviser’s belief that smaller funds, such as BSL and BGX, may be disadvantaged in comparison with larger funds that have greater opportunities for economies of scale. The Board also considered the Adviser’s belief that other Peer Group funds that were launched prior to the financial crisis in 2008 and 2009 and that are parts of larger fund complexes than the Funds’ fund complex benefit from reduced cost-sharing opportunities and opportunities owing to economies of scale that are not available to the Funds. The Adviser provided and the Board considered expense information provided by the Adviser in support of this belief.

Semi-Annual Report | June 30, 2019	83

Blackstone / GSO Funds	Approval of Investment Advisory Agreement

June 30, 2019 (Unaudited)

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds were provided with administrative services, office facilities and Fund officers (including each Fund’s chief executive, chief financial and chief compliance officers); and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that the profitability to the Adviser in providing investment advisory and other services to each Fund was at a level which was not considered excessive by the Board in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that because each Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of each Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements as part of the Contract Renewal Information and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreements in a private session with their independent legal counsel at which no representatives of the Adviser or Fund management were present.

84	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers

June 30, 2019 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2020 BGX: 2020 BGB: 2020	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex).
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2022 BGX: 2022 BGB: 2022	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund, Inc. (until 2017).
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2021 BGX:2021 BGB: 2021	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	7	Ciner Resources LP (master limited partnership).
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2021 BGX:2021 BGB: 2021	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	AXA Premier VIP Trust; EQ Advisors Trust; 1290 Funds.

Semi-Annual Report | June 30, 2019	85

Blackstone / GSO Funds	Trustees & Officers

June 30, 2019 (Unaudited)

INTERESTED TRUSTEE(3)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2022 BGX: 2022 BGB: 2022	Mr. Smith is a Senior Managing Director of The Blackstone Group Inc. and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	5	None.

OFFICERS
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of The Blackstone Group Inc. and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.
Robert W. Busch Birth Year: 1982	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2019 BGX: March 2019 BGB: March 2019 Term of Office: Indefinite	Robert W. Busch is a Senior Vice President of The Blackstone Group Inc. Before joining GSO, Mr. Busch worked previously at Fifth Street Asset Management from 2012 to 2018, where he was Senior Vice President of Finance and served as Controller of the firm’s two publicly traded business development companies and publicly traded alternative asset manager. Prior to that, Mr. Busch worked at Deloitte & Touche LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite

Mr. Zable is a Senior Managing Director of The Blackstone Group Inc. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

86	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers

June 30, 2019 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director of The Blackstone Group Inc. and General Counsel of GSO. Before joining GSO, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Senior Managing Director of The Blackstone Group Inc. and Head of GSO’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.

(2)	The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund, as well as the “Blackstone Real Estate Funds,” (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund), the “Blackstone Alternative Alpha Funds” (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund), Blackstone / GSO Secured Lending Fund, and the “Blackstone Alternative Investment Funds” (Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund).

(3)	"Interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Semi-Annual Report | June 30, 2019	87

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael Holland
Thomas W. Jasper
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
2 Hanson Place, 8th Floor
Brooklyn, New York 11217

Transfer Agent
Computershare
480 Washington Blvd.
Jersey City, New Jersey 07310

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Robert W. Busch
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President
and Assistant Secretary
Marisa Beeney
Chief Compliance Officer,
Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 17th Street, Ste 3600
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable to this Report.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.302Cert.

(a)(3) Not applicable to Registrant.

(a)(4) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 4, 2019

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Strategic Credit Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 4, 2019

By:	/s/ Robert W. Busch
Robert W. Busch (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 4, 2019